UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

1255 Fourier Drive, Suite 200
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

Jason L. Stephens
Chief Executive Officer
Thompson IM Funds, Inc.
1255 Fourier Drive, Suite 200
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Matthew C. Vogel, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT
November 30, 2020

THOMPSON
LARGECAP FUND®
(THPGX)

THOMPSON
MIDCAP FUND®
(THPMX)

THOMPSON
BOND FUND®
(THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE•

Telephone: 1-800-999-0887
www.thompsonim.com

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2020

CONTENTS

Page(s)
LargeCap Fund
Investment review	2-4
Schedule of investments	5-8

MidCap Fund
Investment review	9-11
Schedule of investments	12-16

Bond Fund
Investment review	17-19
Schedule of investments	20-32

Fund Expense Examples	33

Financial Statements
Statements of assets and liabilities	34
Statements of operations	35
Statements of changes in net assets	36
Notes to financial statements	37-43
Financial highlights	44-46

Report of Independent Registered Public Accounting Firm	47

Directors and Officers	48-49

Additional Information	50

This report contains information for existing shareholders of Thompson IM Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2020

Portfolio Managers
James T. Evans, CFA
Jason L. Stephens, CFA

Performance

The LargeCap Fund produced a total return of 15.08% for the fiscal year ended November 30, 2020, as compared to its benchmark, the S&P 500 Index, which returned 17.46%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/20
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	15.08%	10.08%	11.92%	12.00%
S&P 500 Index	17.46%	13.17%	13.99%	14.19%

Gross Expense Ratio as of 03/31/20 was 1.23%.

Net Expense Ratio after reimbursement as of 03/31/20 was 0.99%*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2021, so that the annual operating expenses of the Fund do not exceed 0.99% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2020

Management Commentary

Despite a relatively benign start to the fiscal year, by the end of March there were brutal losses for both the overall equity markets and the LargeCap Fund. Thanks to the various stay-in-place orders instituted across the United States and elsewhere to fight COVID-19, economic activity went from robust to recession in a matter of 6 weeks or less. The market reacted accordingly, as the longest bull market in history came to a sudden end.

While the rest of the fiscal year was one of recovery from this low point, the initial months of recovery favored many of the same stocks that had performed well headed into the March decline. The 5 largest members of the S&P 500 Index (the “Index”), the Fund’s benchmark (Apple, Microsoft, Amazon, Alphabet and Facebook), finished the fiscal year averaging a 56.04% return on a weighted basis, and accounted for 11.16% of the Index’s total 17.46% return. The Fund’s underweight in Amazon and Apple alone accounted for roughly a 3.5% lag versus the S&P 500 during the fiscal year that we had to make up elsewhere.

The situation changed in early November once word that Pfizer and Moderna’s vaccine candidates for COVID-19 were 95% effective. We believe that effectively, this creates a ticking clock counting down towards a return to normal. Due to the enormous logistical challenges of vaccinating the entire country investors can debate whether that timeframe is the spring, the summer or even the fall of 2021. Regardless, we think the end is in sight. This has profound implications for the stock market going forward.

We have written before about how the overall S&P 500 seems overvalued to us, with that overvaluation concentrated in the growth side of the index. As a result, we expect sub-par returns for the overall index over the next 5 years as this valuation excess is worked off. We see things as more attractive on the value side of the index, and we have tilted portfolios to try and take advantage of this dichotomy.

This ties into the vaccine news because many of the areas that we think will see the greatest improvement in a return to normal happen to coincide with the value side of the Index. Thus the “recovery trade” and the “value trade” have a high degree of overlap. While the entire market was strong during November, the value portion of the index clearly outperformed the growth side. We believe this is just the beginning of this trade. While the vaccine may end up being the catalyst that ignited this shift in market leadership, the gap between the growth companies and everyone else has grown so large that it will take quite some time to fully reverse. So to the extent value stocks are attractive because they are a) cheaper, b) a play on a recovery and c) the area of recent price momentum, hopefully they will perform strongly over the next fiscal year as all three types of investors find reasons to buy them.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, and tax and other laws. A real estate investment trust’s (REIT’s) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 5 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

The S&P 500 Growth Index is a market capitalization weighted index. It consists of stocks within the S&P 500 Index that exhibit strong growth characteristics -sales growth, the ratio of earnings change to price, and momentum.

The S&P 500 Value Index is a market capitalization weighted index. It consists of stocks within the S&P 500 Index that exhibit strong value characteristics - the ratios of book value, earnings, and sales to price.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2020

Sector Weightings at 11/30/20
% of Total Investments

Top 10 Equity Holdings at 11/30/20
		% of Fund’s
Company	Industry	Net Assets
Alphabet Inc. Class A	Interactive Media & Services	3.76%
Microsoft Corp.	Software	3.11%
Qualcomm Inc.	Semiconductors & Semiconductor Equipment	2.85%
General Electric Co.	Industrial Conglomerates	2.73%
Alliance Data Systems Corp.	IT Services	2.51%
Bank of America Corp.	Banks	2.32%
Exact Sciences Corp.	Biotechnology	2.32%
Citigroup Inc.	Banks	2.29%
Facebook, Inc. Class A	Interactive Media & Services	2.22%
Apple Inc.	Technology Hardware, Storage & Peripherals	2.19%

As of November 30, 2020, 99.9% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS
November 30, 2020

	Shares	Value
COMMON STOCKS - 99.8%		$140,786,949
(COST $114,312,988)

Communication Services - 9.3%		13,150,129
Interactive Media & Services - 6.0%
Alphabet Inc. Class A (a)	3,020	5,298,288
Facebook, Inc. Class A (a)	11,325	3,136,685
Media - 3.3%
Discovery, Inc. Class A (a)	60,450	1,626,710
ViacomCBS Inc. Class B	87,541	3,088,446

Consumer Discretionary - 8.6%		12,152,513
Distributors - 1.7%
LKQ Corp. (a)	66,900	2,356,218
Hotels, Restaurants & Leisure - 3.1%
Darden Restaurants, Inc.	12,900	1,392,942
Las Vegas Sands Corp. (a)	32,275	1,798,040
Starbucks Corp.	11,625	1,139,482
Household Durables - 0.8%
TopBuild Corp. (a)	6,825	1,189,120
Internet & Direct Marketing Retail - 1.0%
eBay Inc.	28,995	1,462,218
Multiline Retail - 1.0%
Target Corp.	8,135	1,460,477
Specialty Retail - 1.0%
Bed Bath & Beyond Inc.	64,600	1,354,016

Consumer Staples - 6.1%		8,596,259
Beverages - 0.6%
MGP Ingredients, Inc.	17,900	780,619
Food & Staples Retailing - 3.0%
Sysco Corp.	21,200	1,511,348
Walgreens Boots Alliance, Inc.	69,750	2,651,197
Food Products - 1.6%
The Kraft Heinz Co.	70,225	2,313,211
Household Products - 0.9%
Kimberly-Clark Corp.	9,618	1,339,884

Energy - 3.1%		4,361,609
Energy Equipment & Services - 0.4%
Schlumberger Ltd.	24,244	504,033
Oil, Gas & Consumable Fuels - 2.7%
Chevron Corp.	10,820	943,288
Devon Energy Corp.	25,425	355,696
EOG Resources, Inc.	9,475	444,188
Exxon Mobil Corp.	29,470	1,123,691
Pioneer Natural Resources Co.	9,850	990,713

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Shares	Value
COMMON STOCKS (continued)

Financials - 17.6%		$24,742,309
Banks - 10.2%
Bank of America Corp.	116,325	3,275,712
Citigroup Inc.	58,640	3,229,305
Citizens Financial Group, Inc.	26,625	869,572
JPMorgan Chase & Co.	24,820	2,925,782
PNC Financial Services Group, Inc.	7,695	1,062,449
Truist Financial Corp.	15,432	716,353
Wells Fargo & Co.	56,275	1,539,121
Zions Bancorporation, N.A.	19,550	754,435
Capital Markets - 5.6%
Northern Trust Corp.	20,985	1,954,123
State Street Corp.	36,800	2,593,664
The Charles Schwab Corp.	40,200	1,960,956
The Goldman Sachs Group, Inc.	5,900	1,360,422
Consumer Finance - 0.8%
Discover Financial Services	15,120	1,151,690
Insurance - 1.0%
Fidelity National Financial, Inc.	37,475	1,348,725

Health Care - 19.1%		27,011,760
Biotechnology - 5.1%
AbbVie Inc.	22,225	2,324,291
Amgen Inc.	5,475	1,215,669
Exact Sciences Corp. (a)	27,050	3,274,673
MiMedx Group Inc. (a)	57,600	386,496
Health Care Equipment & Supplies - 0.6%
Abbott Laboratories	7,875	852,233
Health Care Providers & Services - 8.1%
Cigna Corp.	8,975	1,877,031
CVS Health Corp.	36,975	2,506,535
HCA Healthcare, Inc.	10,075	1,512,358
McKesson Corp.	16,385	2,947,825
UnitedHealth Group Inc.	7,700	2,589,818
Pharmaceuticals - 5.3%
Bristol-Myers Squibb Co.	42,125	2,628,600
Johnson & Johnson	6,725	972,973
Merck & Co., Inc.	15,725	1,264,133
Pfizer Inc.	65,825	2,521,756
Viatris Inc. (a)	8,167	137,369

Industrials - 7.7%		10,873,021
Aerospace & Defense - 0.8%
General Dynamics Corp.	8,175	1,220,936
Air Freight & Logistics - 1.4%
FedEx Corp.	6,750	1,934,415
Industrial Conglomerates - 3.4%
General Electric Co.	378,000	3,848,040
3M Co.	5,400	932,742

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Shares	Value
COMMON STOCKS (continued)

Industrials (continued)
Machinery - 1.0%
Westinghouse Air Brake Technologies Corp.	18,626	$1,365,286
Trading Companies & Distributors - 1.1%
HD Supply Holdings, Inc. (a)	28,175	1,571,602

Information Technology - 25.0%		35,142,104
Communications Equipment - 3.3%
Cisco Systems, Inc.	69,810	3,003,226
Lumentum Holdings Inc. (a)	10,125	874,597
Viavi Solutions Inc. (a)	58,735	795,566
Electronic Equipment, Instruments & Components - 3.6%
Corning Inc.	46,850	1,753,127
II-VI Inc. (a)	37,600	2,543,640
Keysight Technologies, Inc. (a)	6,450	774,258
IT Services - 5.3%
Alliance Data Systems Corp.	48,400	3,539,976
Fiserv, Inc. (a)	19,149	2,205,582
PayPal Holdings, Inc. (a)	4,635	992,446
Visa Inc. Class A	3,250	683,637
Semiconductors & Semiconductor Equipment - 5.9%
Infineon Technologies A.G. ADR	72,275	2,563,233
NXP Semiconductors N.V.	11,000	1,742,620
Qualcomm Inc.	27,280	4,014,798
Software - 4.7%
Microsoft Corp.	20,476	4,383,297
Oracle Corp.	37,775	2,180,373
Technology Hardware, Storage & Peripherals - 2.2%
Apple Inc.	25,970	3,091,728

Materials - 1.6%		2,305,085
Metals & Mining - 1.6%
Freeport-McMoRan Inc.	98,550	2,305,085

Real Estate - 1.7%		2,452,160
Equity Real Estate Investment - 1.0%
Simon Property Group, Inc.	17,600	1,453,232
Real Estate Management & Development - 0.7%
Colliers Int’l. Group Inc.	11,200	998,928

RIGHTS - 0.0%^		32,303
(COST $58,309)

Health Care - 0.0%^		32,303
Pharmaceuticals - 0.0%^
Bristol-Myers Squibb Co. CVR (a)	27,375	32,303

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Shares	Value
SHORT-TERM INVESTMENTS - 0.1%		$100,000
(COST $100,000)

Money Market Funds - 0.1%		100,000
First American Gov’t. Obligations Fund Class X, 0.046% (b)	100,000	100,000

TOTAL INVESTMENTS - 99.9% (COST $114,471,297)		140,919,252

NET OTHER ASSETS AND LIABILITIES - 0.1%		168,054

NET ASSETS - 100.0%		$141,087,306

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2020.
^	Rounds to 0.0%.

Abbreviations:
ADR	American Depositary Receipt
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
CVR	Contingent Value Right
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

	Level 1	Level 2	Level 3	Total
Common stocks
Communication services	$13,150,129	$–	$–	$13,150,129
Consumer discretionary	12,152,513	–	–	12,152,513
Consumer staples	8,596,259	–	–	8,596,259
Energy	4,361,609	–	–	4,361,609
Financials	24,742,309	–	–	24,742,309
Health care	27,011,760	–	–	27,011,760
Industrials	10,873,021	–	–	10,873,021
Information technology	35,142,104	–	–	35,142,104
Materials	2,305,085	–	–	2,305,085
Real estate	2,452,160	–	–	2,452,160
Total common stocks	140,786,949	–	–	140,786,949
Rights
Health care	32,303	–	–	32,303
Total rights	32,303	–	–	32,303
Short-term investments
Money market funds	100,000	–	–	100,000
Total short-term investments	100,000	–	–	100,000
Total investments	$140,919,252	$–	$–	$140,919,252

The Fund did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2020.

For more information on valuation inputs, see financial statement Note 2 - Significant Accounting Policies.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2020

Portfolio Managers
James T. Evans, CFA
Jason L. Stephens, CFA

Performance

The MidCap Fund produced a total return of 10.56% for the fiscal year ended November 30, 2020, as compared to its benchmark, the Russell Midcap Index, which returned 14.43%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/20
	1 Year	3 Year	5 Year	10 Year
Thompson MidCap Fund	10.56%	4.55%	8.34%	9.81%
Russell Midcap Index	14.43%	10.26%	11.75%	12.65%

Gross Expense Ratio as of 03/31/20 was 1.53%.
Net Expense Ratio after reimbursement as of 03/31/20 was 1.15%.*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2021, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. “FTSE®” and “Russell®” are trademarks of the London Stock Exchange Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2020

Management Commentary

What a rollercoaster ride this fiscal year has been! At the beginning we were concerned about excessive stock valuations, until the outbreak of a global pandemic cratered asset values and accelerated by years myriad technologically driven trends in a number of industries. In the end, after an unprecedented amount of fiscal and monetary stimulus, many markets actually reached new all-time highs. We did not predict most of these events. Nor would we have guessed investors’ subsequent reaction thereto – to inflate asset prices to even more expensive levels than prior to the recession.

While we are pleased with the Fund’s ultimate absolute return over this unusual period, it did not keep up with its benchmark. The biggest reason for the lag was its underexposure to a number of Health Care stocks in the benchmark that performed exceptionally well. The Fund’s return in that sector was positive, but not nearly positive enough to match the Russell Midcap Index’s appreciation in that sector. To a large degree we view this divergence as an anomaly, and believe we could see a reversal of this phenomenon in the future.

But what about those valuation levels? US markets are currently the second most expensive they’ve been in history when comparing aggregate stock prices to underlying earnings (both for trailing and estimated future earnings). While we can’t be certain of the cause, we suspect that a new historic low in prevailing interest rates is one of the primary culprits. The amount of cash in the system has increased substantially, and needs somewhere to go. While policy-makers would undoubtedly prefer that it circulate throughout the economy, much of it is being diverted to investment markets. As expensive as stocks appear to have become, on a relative basis they still might seem more attractive to many investors than alternatives.

This environment does remind us of the Technology Bubble, and we’re hearing some of the same “this time is different” arguments we heard then. That bubble was popped when earnings growth started to slow and in some cases never materialized. We don’t know what catalyst might pop any bubble this time. It could be an increase in inflation and interest rates. It could be an increase in taxes. The bubble might not even pop at all. Instead, we could be subjected to an extended period of time where the air gets let out slowly. Regardless, we are bracing for below-average returns once current momentum stalls.

As is always the case, we believe that sticking to our strategy of focusing on both valuation and earnings growth potential is the way to react to this current environment. When the Technology Bubble popped, not everything dropped to the same degree. In aggregate, stocks without astronomical valuations outperformed. We have positioned the Fund to try to take advantage of this possibility.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have more limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, and tax and other laws. A real estate investment trust’s (REIT’s) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.

See Notes to Financial Statements

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2020

Sector Weightings at 11/30/20
% of Total Investments

Top 10 Equity Holdings at 11/30/20
		% of Fund’s
Company	Industry	Net Assets
Alliance Data Systems Corp.	IT Services	2.72%
Exact Sciences Corp.	Biotechnology	2.33%
First Horizon National Corp.	Banks	2.16%
II-VI Inc.	Electronic Equipment, Instruments & Components	2.05%
LKQ Corp.	Distributors	2.02%
Newell Brands, Inc.	Household Durables	1.95%
Walgreens Boots Alliance, Inc.	Food & Staples Retailing	1.83%
HD Supply Holdings, Inc.	Trading Companies & Distributors	1.83%
NXP Semiconductors N.V.	Semiconductors & Semiconductor Equipment	1.80%
Discover Financial Services	Consumer Finance	1.77%

As of November 30, 2020, 99.9% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2020

	Shares	Value
COMMON STOCKS - 99.7%		$50,461,517
(COST $38,733,896)

Communication Services - 2.5%		1,277,741
Entertainment - 0.8%
Take-Two Interactive Software, Inc. (a)	2,150	388,096
Media - 1.7%
Discovery, Inc. Class A (a)	33,060	889,645

Consumer Discretionary - 11.8%		5,977,727
Distributors - 2.0%
LKQ Corp. (a)	28,950	1,019,619
Hotels, Restaurants & Leisure - 1.1%
Darden Restaurants, Inc.	5,200	561,496
Household Durables - 2.8%
Newell Brands, Inc.	46,426	987,017
TopBuild Corp. (a)	2,590	451,256
Internet & Direct Marketing Retail - 1.5%
Duluth Holdings Inc. Class B (a)	50,325	739,777
Specialty Retail - 2.2%
Bed Bath & Beyond Inc.	26,800	561,728
Urban Outfitters, Inc. (a)	19,620	537,196
Textiles, Apparel & Luxury Goods - 2.2%
Hanesbrands, Inc.	25,555	362,881
Skechers U.S.A., Inc. Class A (a)	22,610	756,757

Consumer Staples - 9.4%		4,767,157
Beverages - 2.3%
MGP Ingredients, Inc.	10,794	470,726
Molson Coors Brewing Co. Class B	14,805	681,030
Food & Staples Retailing - 3.9%
Performance Food Group Co. (a)	11,900	516,222
Sysco Corp.	7,550	538,239
Walgreens Boots Alliance, Inc.	24,395	927,254
Food Products - 2.3%
Lamb Weston Holdings, Inc.	6,660	482,051
The Kraft Heinz Co.	21,100	695,034
Household Products - 0.9%
Energizer Holdings, Inc.	10,900	456,601

Energy - 2.5%		1,235,826
Energy Equipment & Services - 0.2%
Helmerich & Payne, Inc.	3,510	79,923
Oil, Gas & Consumable Fuels - 2.3%
Cameco Corp.	15,200	152,304
Cheniere Energy, Inc. (a)	7,145	405,050
Devon Energy Corp.	10,345	144,727
Parsley Energy, Inc. Class A	12,900	161,637
Pioneer Natural Resources Co.	2,905	292,185

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Shares	Value
COMMON STOCKS (continued)

Financials - 15.0%		$7,590,159
Banks - 7.7%
Associated Banc-Corp	46,758	716,333
Citizens Financial Group, Inc.	16,625	542,972
First Horizon National Corp.	89,605	1,094,973
Regions Financial Corp.	17,585	268,523
Truist Financial Corp.	10,091	468,424
Zions Bancorporation, N.A.	21,345	823,704
Capital Markets - 3.5%
Northern Trust Corp.	9,580	892,090
State Street Corp.	8,625	607,890
The Charles Schwab Corp.	5,750	280,485
Consumer Finance - 1.8%
Discover Financial Services	11,779	897,206
Insurance - 0.9%
Fidelity National Financial, Inc.	12,140	436,919
Thrifts & Mortgage Finance - 1.1%
Flagstar Bancorp, Inc.	16,000	560,640

Health Care - 16.1%		8,156,758
Biotechnology - 4.7%
Alexion Pharmaceuticals, Inc. (a)	4,100	500,651
Exact Sciences Corp. (a)	9,735	1,178,519
MiMedx Group Inc. (a)	20,015	134,301
Neurocrine Biosciences, Inc. (a)	4,430	420,584
Xencor, Inc. (a)	3,600	152,352
Health Care Equipment & Supplies - 0.9%
Accelerate Diagnostics, Inc. (a)	60,900	476,847
Health Care Providers & Services - 7.0%
Acadia Healthcare Co., Inc. (a)	16,660	707,217
AMN Healthcare Services, Inc. (a)	8,150	531,054
Hanger, Inc. (a)	24,200	549,098
Henry Schein, Inc. (a)	2,730	175,566
McKesson Corp.	1,945	349,925
Premier, Inc. Class A	19,830	702,379
Universal Health Services, Inc., Class B (a)	3,900	509,262
Pharmaceuticals - 3.5%
Aerie Pharmaceuticals, Inc. (a)	32,405	402,146
Bausch Health Cos., Inc. (a)	26,475	491,641
Jazz Pharmaceuticals PLC (a)	6,220	875,216

Industrials - 13.1%		6,630,924
Building Products - 1.9%
A.O. Smith Corp.	9,880	556,343
Trane Technologies PLC	2,650	387,536
Commercial Services & Supplies - 0.6%
Hudson Technologies, Inc. (a)	225,325	301,935

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Shares	Value
COMMON STOCKS (continued)

Industrials (continued)
Construction & Engineering - 2.3%
MasTec, Inc. (a)	9,740	$552,355
Willscot Mobile Mini Holdings Corp. (a)	29,041	624,672
Electrical Equipment - 0.8%
Regal Beloit Corp.	3,405	405,331
Machinery - 5.7%
Hillenbrand, Inc.	14,750	552,682
Ingersoll-Rand Inc. (a)	2,272	100,581
Kornit Digital Ltd. (a)	3,415	288,124
Mueller Water Products, Inc. Class A	30,225	358,771
REV Group, Inc.	39,995	369,554
SPX Corp. (a)	4,495	230,279
SPX Flow, Inc. (a)	13,845	741,815
Westinghouse Air Brake Technologies Corp.	3,225	236,392
Trading Companies & Distributors - 1.8%
HD Supply Holdings, Inc. (a)	16,575	924,554

Information Technology - 18.6%		9,399,585
Communications Equipment - 2.0%
Lumentum Holdings Inc. (a)	7,275	628,415
Viavi Solutions Inc. (a)	28,771	389,703
Electronic Equipment, Instruments & Components - 4.0%
Corning Inc.	13,200	493,944
II-VI Inc. (a)	15,340	1,037,751
Keysight Technologies, Inc. (a)	4,150	498,166
IT Services - 4.4%
Alliance Data Systems Corp.	18,835	1,377,592
Black Knight, Inc. (a)	5,890	539,642
Fiserv, Inc. (a)	2,813	324,001
Semiconductors & Semiconductor Equipment - 4.8%
Infineon Technologies A.G. ADR	22,225	788,210
Marvell Technology Group Ltd.	15,450	715,180
NXP Semiconductors N.V.	5,750	910,915
Software - 1.4%
SS&C Technologies Holdings, Inc.	10,300	709,567
Technology Hardware, Storage & Peripherals - 2.0%
CPI Card Group Inc. (a)	148,397	618,815
Pure Storage, Inc. Class A (a)	20,125	367,684

Materials - 4.2%		2,116,638
Containers & Packaging - 2.2%
Berry Global Group, Inc. (a)	10,000	530,000
Crown Holdings, Inc. (a)	6,230	587,177
Metals & Mining - 2.0%
Freeport-McMoRan Inc.	37,150	868,939
Lundin Mining Corp.	16,350	130,522

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Shares	Value
COMMON STOCKS (continued)

Real Estate - 5.7%		$2,904,529
Equity Real Estate Investment - 3.8%
DiamondRock Hospitality Co.	52,225	392,732
Host Hotels & Resorts Inc.	24,225	339,877
Kimco Realty Corp.	27,310	394,356
Service Properties Trust	28,505	338,069
Simon Property Group, Inc.	5,710	471,475
Real Estate Management & Development - 1.9%
Colliers Int’l. Group Inc.	7,100	633,249
FirstService Corp.	2,425	334,771

Utilities - 0.8%		404,473
Electric Utilities - 0.3%
Xcel Energy, Inc.	2,080	140,109
Multi-Utilities - 0.5%
MDU Resources Group, Inc.	10,600	264,364

SHORT-TERM INVESTMENTS - 0.2%		100,000
(COST $100,000)

Money Market Funds - 0.2%		100,000
First American Gov’t. Obligations Fund Class X, 0.046% (b)	100,000	100,000

TOTAL INVESTMENTS - 99.9% (COST $38,833,896)		50,561,517

NET OTHER ASSETS AND LIABILITIES - 0.1%		30,646

NET ASSETS - 100.0%		$50,592,163

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2020.

Abbreviations:
ADR	American Depositary Receipt
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020.

	Level 1	Level 2	Level 3	Total
Common stocks
Communication services	$1,277,741	$–	$–	$1,277,741
Consumer discretionary	5,977,727	–	–	5,977,727
Consumer staples	4,767,157	–	–	4,767,157
Energy	1,235,826	–	–	1,235,826
Financials	7,590,159	–	–	7,590,159
Health care	8,156,758	–	–	8,156,758
Industrials	6,630,924	–	–	6,630,924
Information technology	9,399,585	–	–	9,399,585
Materials	2,116,638	–	–	2,116,638
Real estate	2,904,529	–	–	2,904,529
Utilities	404,473	–	–	404,473
Total common stocks	50,461,517	–	–	50,461,517
Short-term investments
Money market funds	100,000	–	–	100,000
Total short-term investments	100,000	–	–	100,000
Total investments	$50,561,517	$–	$–	$50,561,517

The Fund did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2020.

For more information on valuation inputs, see financial statement Note 2 - Significant Accounting Policies.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2020

Portfolio Managers

James T. Evans, CFA
Jason L. Stephens, CFA

Performance

The Bond Fund produced a total return of -2.60% for the fiscal year ended November 30, 2020, as compared to its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, which returned 4.75%, and as compared to the Bloomberg Barclays U.S. Credit 1-5 Year Index, which returned 5.20%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/20
	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	-2.60%	1.45%	3.37%	3.17%
Bloomberg Barclays U.S. Gov’t./Credit 1-5 Year Index	4.75%	3.64%	2.69%	2.11%
Bloomberg Barclays U.S. Credit 1-5 Year Index	5.20%	4.18%	3.39%	2.95%

Gross Expense Ratio as of 03/31/20 was 0.71%.	30-Day SEC Yield as of 11/30/20 was 4.61%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Bloomberg Barclays U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Bloomberg Barclays U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. Barclays® is a trademark and service mark of Barclays Bank PLC.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2020

Management Commentary

The fiscal year was a disappointing one for shareholders, as the Fund’s positioning as a higher credit risk/lower interest-rate risk strategy was not the correct one for the COVID-19 pandemic. Many of the Fund’s asset-backed or commercial mortgage-backed securities were disproportionately hit in price relative to other types of bonds, as investors feared the impact of a recession on various industries. Generally bonds exposed to the travel, lodging, or retail industries were hit the hardest. As a result, the Fund was down significantly as of April 3, 2020, which proved to be the bottom during the year.

The rest of the fiscal year was spent recovering from this low point. The efforts of the Federal Reserve and the federal government’s CARES Act were both quite helpful in this regard. However, markets recovered from the top of the credit quality stack first, as AAA- and AA-rated bonds saw a return to more historically normal spreads long before the recovery broadened out to include the BBB-rated issuers that comprise the majority of the Fund’s holdings. In addition, the drop in yields for the Treasury curve created a larger benefit for both our benchmark and for strategies with a higher allocation to Treasury bonds than it did for our Fund. This was due to the very short duration of the Fund, which had been intentionally crafted to reduce interest-rate risk. So less interest-rate risk translated to less reward when rates dropped.

Still, by the by the end of the fiscal year the majority of the Fund’s losses had been recovered, especially as the recession grew to be perceived as less severe than initially feared and hopeful signs began to appear that a series of vaccines would bring the pandemic under control. While we would have preferred a complete recovery, we are happy with the progress made thus far and are hopeful it will continue into the next fiscal year.

Going forward, we believe the Fund is likely to continue to benefit from the passage of time. With a 30-day SEC yield of 4.61% as of the end of the fiscal year, we are simply clipping coupons faster than our benchmark, which has a large exposure to Treasury bonds. Given how low Treasury yields are, we are at a loss as to how alternative strategies with a large Treasury exposure expect to earn a meaningfully positive return going forward unless interest rates continue to decline. With an effective duration of 1.62 at fiscal year end, the Fund is less sensitive than its primary and supplementary benchmarks to changes in overall interest rates. Going forward, this may turn into an advantage. Between the combination of potentially greater fiscal stimulus from the Biden administration and a potential cure for COVID-19 in the form of vaccines, we believe the intermediate-to-longer end of the Treasury curve could see increasing yields. If this happens, we believe our combination of higher credit risk/lower interest-rate risk than our benchmarks will be favorable. A better economy could lower credit spreads, while higher rates are expected to disproportionately hurt longer-duration strategies. Thus we are bullish on the prospects for shareholders in 2021, and are optimistic the next fiscal year will prove more rewarding for shareholders than the last one has been.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 20 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2020

Although the makeup of the Bond Fund’s portfolio is constantly changing, as of November 30, 2020, 65.75% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the percentage of corporate bonds held in the Fund’s portfolio over the past 5 years has generally equaled or exceeded the percentage of corporate bonds held in the Fund’s portfolio as of that date. In addition, as of that date 31.09% of the Fund’s portfolio was invested in securities rated BBB by Standard & Poor’s, while an additional 9.34% of the Fund’s portfolio was rated below investment-grade and 44.24% of the Fund’s portfolio was not rated by Standard & Poor’s. Additional information regarding the ratings of securities held in the Fund’s portfolio, including information pertaining to securities that have not been rated by Standard & Poor’s but have been rated by another Nationally Recognized Statistical Credit Rating Organization, is reflected in the quality composition table below. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower and below-investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

Asset Allocation at 11/30/20
(Includes cash equivalents)
% of Total Investments
Corporate Bonds	65.75%
Asset-Backed Securities	14.18%
U.S. Government Agency Mortgage-Backed Securities	7.03%
U.S. Government & Agency Securities	6.51%
Commercial Mortgage-Backed Securities	3.47%
Convertible Bonds	1.87%
Sovereign Bonds	0.48%
Taxable Municipal Bonds	0.46%
Residential Mortgage-Backed Securities	0.25%
100.00%

Quality Composition at 11/30/20^
(Includes cash equivalents)
% of Total Investments
U.S. Government & Agency Issues	13.54%
AAA	0.49%
AA	1.58%
A	10.71%
BBB	57.38%
BB and Below	14.14%
Not Rated	2.16%
100.00%

^

The Bond Fund’s quality composition is calculated using ratings from Standard & Poor’s. If Standard & Poor’s does not rate a holding then Moody’s is used. If Standard & Poor’s and Moody’s do not rate a holding then Fitch is used. For certain securities that are not rated by any of these three agencies, credit ratings from other Nationally Recognized Statistical Credit Rating Organization (NRSRO) agencies may be used. Not rated category includes holdings that are not rated by any NRSRO. All ratings are as of 11/30/20.

Top 10 Bond Holdings by Issuer at 11/30/20
% of Fund’s Net Assets
U.S. Treasury Bills	6.40%
Ginnie Mae REMIC Trust	4.43%
General Electric Co.	2.05%
Flagstar Bancorp, Inc.	1.83%
Lincoln National Corp.	1.81%
AmTrust Financial Services, Inc.	1.66%
Marathon Petroleum Corp.	1.65%
Arbor Realty Trust, Inc.	1.64%
MBIA Inc.	1.42%
Reinsurance Group of America, Inc.	1.32%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS - 93.1%				$ 2,110,084,297
(COST $2,300,408,296)

Asset-Backed Securities - 14.1%				319,675,604
AASET Trust, Series 2018-1A B (g)	5.437	01/16/38	7,546,459	5,299,791
Air Canada, Series 2013-1B (g)	5.375	11/15/22	353,600	338,699
Air Canada, Series 2015-1B (g)	3.875	09/15/24	1,560,383	1,384,485
America West Airlines, Series 2001-1	7.100	10/02/22	842,690	830,021
American Airlines, Series 2013-2 A	4.950	07/15/24	289,668	262,828
American Airlines, Series 2014-1 B	4.375	04/01/24	94,890	69,387
American Airlines, Series 2015-1 B	3.700	11/01/24	2,482,137	1,829,776
American Airlines, Series 2015-2 B	4.400	03/22/25	4,023,161	2,869,697
American Airlines, Series 2016-1 B	5.250	07/15/25	1,277,620	960,835
Aqua Finance Trust, Series 2017-A C (g)	8.350	11/15/35	1,750,000	1,839,907
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A A (g)	4.213	12/16/41	604,531	574,627
Burlington Northern and Santa Fe Railway Co. Trust, Series 2002-1	5.943	01/15/23	2,043	2,075
Business Jet Securities, LLC, Series 2019-1 B (g)	5.193	07/15/34	1,594,514	1,603,426
Cajun Global LLC, Series 2017-1A A2 (g)	6.500	08/20/47	20,585,000	20,976,321
Cibolo Canyons Special Improvement District (g)	4.250	08/20/34	2,520,000	2,242,800
Coinstar Funding, LLC, Series 2017-1A A2 (g)	5.216	04/25/47	27,304,675	26,214,230
DCAL Aviation Finance Ltd., Series 2015-1A A1 (g)	4.213	02/15/40	1,350,605	1,032,805
Delta Air Lines, Series 2007-1 B	8.021	02/10/24	1,092,598	1,048,439
ECAF I Ltd., Series 2015-1A A2 (g)	4.947	06/15/40	10,044,018	8,913,836
ECAF I Ltd., Series 2015-1A B1 (g)	5.802	06/15/40	21,086,196	14,388,651
GAIA Aviation Ltd. ( TAILWIND), Series 2019-1 B (g)	5.193	12/15/44	3,787,003	2,978,343
Global Container Assets Ltd., Series 2015-1A A2 (g)	3.450	02/05/30	2,844,707	2,843,216
Global SC Finance II SRL (SEACO), Series 2014-1A A1 (g)	3.190	07/17/29	2,992,000	2,992,000
Harley Marine Financing LLC, Series 2018-1A A2 (g)(i)	5.682	05/15/43	13,792,091	12,252,895
HOA Funding LLC, Series 2014-1A A2 (g)	4.846	08/20/44	14,875,000	13,504,864
Horizon Aircraft Finance I Ltd., Series 2018-1 B (g)	5.270	12/15/38	2,702,399	2,048,583
HP Communities LLC (g)	5.320	03/15/23	157,793	165,250
Icon Brand Holdings LLC, Series 2012-1A A (g)(i)	4.229	01/25/43	7,140,614	4,796,484
JOL Air Limited, Series 2019-1 B (g)	4.948	04/15/44	907,397	664,784
KDAC Aviation Finance Ltd., Series 2017-1A B (g)	5.926	12/15/42	17,132,629	11,405,972
Kestrel Aircraft Funding Ltd., Series 2018-1A B (g)	5.500	12/15/38	2,691,017	1,777,527
Korth Direct Mortgage Inc., Series 19-N008Q (g)	5.500	01/25/25	3,300,000	3,270,672
Labrador Aviation Finance Ltd., Series 2016-1A B1 (g)	5.682	01/15/42	33,166,314	23,109,807
Latam Airlines Group, Series 2015-1 B (h)	4.500	08/15/25	3,664,131	1,996,951
MAPS Ltd., Series 2018-1A B (g)	5.193	05/15/43	2,128,193	1,357,010
ME Funding, LLC, Series 2019-1 A2 (g)	6.448	07/30/49	22,770,000	21,063,161
Merlin Aviation Holdings D.A.C., Series 2016-1 A (g)	4.500	12/15/32	7,501,461	6,714,303
Merlin Aviation Holdings D.A.C., Series 2016-1 B (g)	6.500	12/15/32	1,554,779	1,053,372
METAL LLC, Series 2017-1 A (g)	4.581	10/15/42	16,411,490	12,456,646
METAL LLC, Series 2017-1 B (g)	6.500	10/15/42	26,657,035	14,997,405
Mosaic Solar Loans, LLC, Series 2017-2A C (g)	2.000	06/22/43	1,218,118	1,210,293
Northwest Airlines, Series 2002-1 G-2	6.264	05/20/23	382,287	378,367
Norwegian Air Shuttle ASA, Series 2016-1 A (g)(h)	4.875	11/10/29	5,709,458	4,453,377
Oportun Funding, LLC, Series 2018-A B (g)	4.450	03/08/24	5,000,000	5,003,005
Pioneer Aircraft Finance Ltd., Series 2019-1 B (g)	4.948	06/15/44	1,419,643	1,036,997
PNMAC GMSR Issuer Trust, Series 2018-GT1 A
(1 month LIBOR + 2.850%, floor 2.850%) (d)(g)	3.000	02/25/23	4,000,000	3,918,206

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Asset-Backed Securities (continued)
PROP Limited, Series 2017-1 B (g)(i)	6.900	03/15/42	4,296,552	$1,718,621
Sapphire Aviation Finance I Ltd., Series 2018-1A B (g)	5.926	03/15/40	9,598,908	6,557,341
S-Jets Limited, Series 2017-1 B (g)	5.682	08/15/42	12,342,901	8,872,461
SMB Private Education Loan Trust, Series 2014-A C (g)	4.500	09/15/45	7,000,000	6,454,989
Solarcity Lmc Series VI LLC, Series 2016-A B (g)	6.850	09/20/48	4,858,823	5,027,640
Sprite Limited, Series 2017-1 B (g)	5.750	12/15/37	14,177,604	9,877,611
Taco Bell Funding, LLC, Series 2016-1A A2II (g)	4.377	05/25/46	1,158,000	1,158,093
TGIF Funding LLC, Series 2017-1A A2 (g)	6.202	04/30/47	27,900,000	21,012,048
Thunderbolt Aircraft Lease Ltd., Series 2017-A B (g)	5.750	05/17/32	3,899,920	3,106,226
Thunderbolt Aircraft Lease Ltd., Series 2019-1 B (g)	4.750	11/15/39	1,718,081	1,364,044
United Air Lines, Series 2013-1 B	5.375	02/15/23	1,240,507	1,243,546
US Airways, Series 2001-1 G	7.076	09/20/22	153,205	147,953
US Airways, Series 2012-2B	6.750	12/03/22	2,066,424	1,986,489
US Airways, Series 2013-1B	5.375	05/15/23	1,162,559	1,016,416

Commercial Mortgage-Backed Securities - 3.4%				78,183,495
BBCMS Mortgage Trust, Series 2015-VFM A2 (g)	3.375	03/12/36	6,000,000	5,580,722
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1 D
(1 month LIBOR + 2.750%, floor 2.750%) (d)(g)(i)	2.891	06/15/31	12,000,000	5,006,484
COMM Mortgage Trust, Series 2012-CR3 E (d)(g)	4.750	10/15/45	5,000,000	2,784,866
COMM Mortgage Trust, Series 2013-CR9 D (d)(g)	4.243	07/10/45	4,898,000	2,827,430
COMM Mortgage Trust, Series 2013-CR11 D (d)(g)	5.120	08/10/50	5,000,000	4,338,457
COMM Mortgage Trust, Series 2014-CC17 D (d)(g)	4.847	05/10/47	5,210,000	3,760,602
COMM Mortgage Trust, Series 2014-UBS4 D (d)(g)	4.707	08/10/47	9,740,000	7,623,937
COMM Mortgage Trust, Series 2014-UBS5	4.514	09/10/47	2,270,000	2,336,508
Credit Suisse Commercial Mortgage Securities Corp.,
Series 2019-SKLZ C (1 month LIBOR + 2.750%, floor 2.750%) (d)(g)	2.891	01/15/34	2,500,000	2,378,498
CSAIL Commercial Mortgage Trust, Series 2015-C3 D (d)	3.376	08/15/48	5,795,000	2,499,069
GS Mortgage Securities Trust, Series 2010-C1 E (e)(g)(h)(i)	4.000	08/10/43	17,741,000	177,410
GS Mortgage Securities Trust, Series 2014-GC24 B (d)	4.511	09/10/47	4,340,000	4,134,066
GS Mortgage Securities Trust, Series 2014-GC24 D (d)(g)	4.532	09/10/47	2,955,000	1,288,897
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20 D (d)(g)	4.598	07/15/47	5,000,000	3,528,469
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22 D (d)(g)	4.554	09/15/47	4,966,000	3,298,181
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18 D (g)	3.389	10/15/47	5,000,000	3,519,131
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22 D (d)(g)	4.215	04/15/48	5,000,000	3,949,744
Morgan Stanley Capital I Trust, Series 2011-C2 B (g)	5.200	06/15/44	1,570,000	1,563,855
Morgan Stanley Capital I Trust, Series 2011-C2 D (d)(g)	5.477	06/15/44	1,000,000	779,662
MSCG Trust (Morgan Stanley/Citigroup Global), Series 2016-SNR D (g)	6.550	11/15/34	262,859	260,142
Palisades Center Trust, Series 2016-PLSD B (g)(i)	3.357	04/13/33	4,500,000	1,890,000
Tharaldson Hotel Portfolio Trust, Series 2018-THL D
(1 month LIBOR + 2.000%, floor 2.100%) (d)(g)	2.277	11/11/34	4,900,986	4,434,462
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16 D (g)(i)	3.938	08/15/50	8,072,000	3,987,131
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22 B (d)	4.537	09/15/58	800,000	862,047
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP A
(1 month LIBOR + 0.750%, floor 0.750%) (d)(g)	0.891	12/15/34	1,625,000	1,588,582
WFRBS Commercial Mortgage Trust, Series 2014-C21 D (g)	3.497	08/15/47	5,000,000	3,785,143

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Convertible Bonds - 1.9%				$42,105,048
Colony Capital, Inc.	5.000	04/15/23	19,225,000	18,839,705
Hope Bancorp Inc.	2.000	05/15/38	25,750,000	23,265,343

Corporate Bonds - 65.4%				1,482,646,436
Adani Abbot Point Terminal Pty. Ltd. (g)	4.450	12/15/22	15,670,000	14,817,638
Air Lease Corp.	3.875	04/01/21	500,000	503,860
Air Lease Corp.	3.375	06/01/21	1,312,000	1,327,305
Aircastle Ltd.	5.125	03/15/21	9,562,000	9,673,352
Aircastle Ltd.	5.500	02/15/22	1,590,000	1,639,618
Albemarle Corp. (3 month LIBOR + 1.050%) (d)	1.271	11/15/22	1,590,000	1,590,106
Ally Financial Inc.	4.250	04/15/21	3,600,000	3,647,616
Amerant Bancorp Inc.	5.750	06/30/25	10,000,000	10,254,085
Ameris Bancorp (5.750% to 03/15/22, then 3 month LIBOR + 3.616%) (d)	5.750	03/15/27	5,000,000	5,088,916
AmTrust Financial Services, Inc.	6.125	08/15/23	39,078,000	37,578,363
Andeavor LLC	5.125	04/01/24	3,380,000	3,456,731
Arbor Realty Trust, Inc.	5.625	05/01/23	16,495,000	16,489,904
Arbor Realty Trust, Inc. (g)	5.750	04/01/24	10,000,000	9,982,211
Arbor Realty Trust, Inc. (g)	4.750	10/15/24	10,000,000	9,697,747
Arbor Realty Trust, Inc.	4.750	10/15/24	1,000,000	969,775
Arena Finance II LLC (g)	6.750	09/30/25	2,000,000	2,000,000
Aspen Insurance Holdings Ltd.	4.650	11/15/23	2,377,000	2,579,566
Assured Guaranty US Holdings Inc. (3 month LIBOR + 2.380%) (d)	2.630	12/15/66	31,751,000	21,273,170
AutoNation, Inc.	3.350	01/15/21	19,105,000	19,143,246
Avana Bonhon, LLC (g)	6.125	09/15/24	5,000,000	5,159,397
Axos Financial, Inc. (4.875% to 10/15/25, then SOFRRATE + 4.760%) (d)	4.875	10/01/30	3,500,000	3,585,466
BAC Capital Trust XIII (Greater of 4.000% or
3 month LIBOR + 0.400%, floor 4.000%) (d)(f)	4.000	12/16/20	2,600,000	2,535,000
BAC Capital Trust XIV (3 month LIBOR + 0.400%, floor 4.000%) (d)(f)	4.000	12/16/20	4,000,000	3,950,800
Banc of California, Inc.	5.250	04/15/25	5,400,000	5,692,469
Banc of California, Inc. (4.375% to 10/30/25,
then SOFRRATE + 4.195%) (d)	4.375	10/30/30	8,000,000	8,087,352
Bank of America Corp. (5.200% to 06/01/23,
then 3 month LIBOR + 3.135%) (d)(f)	5.200	06/01/23	2,500,000	2,575,000
Bank of America Corp. (4.0 times (USISDA10 - USISDA02 - 0.250%),
floor 0.000%, cap 10.000%) (d)	1.464	11/19/30	671,000	577,972
Bank of Montreal (4.800% to 08/25/24, then H15T5Y + 2.979%) (d)(f)	4.800	08/25/24	6,977,000	7,272,127
Bank of New York Mellon Corp. (3 month LIBOR + 3.420%) (d)(f)	3.647	03/20/21	9,989,000	10,033,051
Bank of the Ozarks, Inc. (5.500% to 07/01/21,
then 3 month LIBOR + 4.425%) (d)	5.500	07/01/26	20,370,000	20,710,184
Barclays Bank PLC (8.0 times (USISDA30 - USISDA05 - 0.250%),
floor 0.000%, cap 8.000%) (d)	4.680	08/28/29	3,618,000	3,398,521
Bay Banks of Virginia, Inc. (5.625% to 10/15/24,
then SOFRRATE + 4.335%) (d)(g)	5.625	10/15/29	3,000,000	3,124,268
BayCom Corp. (5.250% to 09/15/25, then SOFRRATE + 5.210%) (d)	5.250	09/15/30	8,455,000	8,632,862
BCB Bancorp, Inc. (5.625% to 08/01/23,
then 3 month LIBOR + 2.720%) (d)(g)	5.625	08/01/28	9,000,000	9,423,058
Becton Dickinson and Co. (3 month LIBOR + 1.030%) (d)	1.280	06/06/22	25,355,000	25,572,019
Block Financial LLC	5.500	11/01/22	1,432,000	1,526,766
Byline Bancorp, Inc. (6.000% to 07/01/25, then SOFRRATE + 5.880%) (d)	6.000	07/01/30	12,000,000	12,271,889

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Capital Funding Bancorp, Inc. (g)	6.000	12/01/23	20,000,000	$21,123,184
CenterState Bank Corp. (5.750% to 06/01/25,
then SOFRRATE + 5.617%) (d)	5.750	06/01/30	680,000	716,059
Charles Schwab Corp. (4.625% to 03/01/22,
then 3 month LIBOR + 3.315%) (d)(f)	4.625	03/01/22	21,618,000	22,076,302
Citigroup Global Markets Holdings Inc. (6.400% to 01/29/21,
then (15 x (USISDA30 - USISDA02) subject to index barriers,
floor 0.000%, cap 6.400%) (d)	6.400	01/29/35	4,500,000	4,430,142
Citigroup, Inc. (4.0 times (USISDA30 - USISDA05), floor 0.000%,
cap 10.000%) (d)	3.224	07/09/28	740,000	691,020
Citigroup, Inc. (4.0 times (USISDA30 - USISDA05), floor 0.000%,
cap 10.000%) (d)	3.516	11/15/28	245,000	225,583
Citigroup, Inc. (4.0 times (USISDA30 - USISDA02), floor 0.000%,
cap 8.150%) (d)	3.336	03/26/29	1,303,000	1,256,668
Citigroup, Inc. (5.0 times (USISDA30 - USISDA05), floor 0.000%,
cap 10.000%) (d)	3.620	03/28/29	936,000	829,143
Citigroup, Inc. (5.5 times (USISDA30 - USISDA05), floor 0.000%,
cap 10.000%) (d)	4.538	04/29/29	269,000	252,082
Citigroup, Inc. (4.0 times (USISDA30 - USISDA02), floor 0.000%,
cap 10.000%) (d)	3.324	12/23/29	1,152,000	1,100,699
Citigroup, Inc. (4.0 times (USISDA10 - USISDA02 - 0.250%),
floor 0.000%, cap 10.000%) (d)	1.464	11/19/30	727,000	628,193
Citigroup, Inc. (4.35 times (USISDA30 - USISDA05), floor 0.000%,
cap 10.000%) (d)	3.506	07/09/33	1,394,000	1,269,860
Citigroup, Inc. (5.0 times (USISDA30 - USISDA05), floor 0.000%,
cap 10.000%) (d)	3.640	12/20/33	2,863,000	2,640,430
Clear Blue Financial Holdings, LLC (g)	7.000	04/15/25	5,000,000	5,057,342
CNH Industrial Capital LLC	3.875	10/15/21	436,000	446,827
Congressional Bancshares, Inc. (5.750% to 12/01/24,
then SOFRRATE + 4.390%) (d)(g)	5.750	12/01/29	5,000,000	5,161,943
ConnectOne Bancorp, Inc. (5.200% to 02/01/23,
then 3 month LIBOR + 2.840%) (d)	5.200	02/01/28	6,375,000	6,339,448
ConnectOne Bancorp, Inc. (5.750% to 06/15/25,
then SOFRRATE + 5.605%) (d)	5.750	06/15/30	7,780,000	8,374,652
County Bancorp, Inc. (5.875% to 06/01/23,
then 3 month LIBOR + 2.884%) (d)	5.875	06/01/28	8,250,000	8,613,223
Cowen Inc. (g)	7.250	05/06/24	20,000,000	21,042,039
CRB Group, Inc. (g)	6.250	06/15/23	5,000,000	5,033,413
D.R. Horton, Inc.	2.550	12/01/20	250,000	250,000
Depository Trust & Clearing Corp. (3 month LIBOR + 3.167%) (d)(f)(g)	3.417	03/15/21	1,850,000	1,757,500
Deutsche Bank AG	3.150	01/22/21	15,373,000	15,423,651
Deutsche Bank AG	4.250	02/04/21	855,000	859,755
Deutsche Bank AG	4.250	10/14/21	7,057,000	7,241,022
Deutsche Bank AG	4.250	10/14/21	313,000	321,162
Drawbridge Special Opportunities Fund L.P. (g)	5.000	08/01/21	14,000,000	14,192,482
DXC Technology Co.	4.000	04/15/23	6,431,000	6,848,232
DXC Technology Co.	4.125	04/15/25	1,980,000	2,166,809
Eagle Bancorp, Inc.	5.750	09/01/24	1,825,000	1,898,168
Eagle Bancorp, Inc. (5.000% to 08/01/21,
then 3 month LIBOR + 3.850%) (d)	5.000	08/01/26	13,479,000	13,525,386

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
EF Holdco Inc. / EF Cayman Holdings Ltd. (g)	5.500	09/01/22	3,500,000	$3,552,728
Enstar Group Ltd.	4.500	03/10/22	27,476,000	28,380,532
Enterprise Products Operating LLC (3 month LIBOR + 2.7775%) (d)	3.024	06/01/67	8,538,000	7,248,847
Enterprise Products Operating LLC (5.250% to 08/16/27,
then 3 month LIBOR + 3.033%) (d)	5.250	08/16/77	6,666,000	6,575,343
Essex Portfolio LP	5.200	03/15/21	248,000	248,398
EverBank Financial Corp. (6.000% to 03/15/21,
then 3 month LIBOR + 4.704%) (d)	6.000	03/15/26	4,000,000	4,010,609
Everest Reinsurance Holdings Inc. (3 month LIBOR + 2.385%) (d)	2.606	05/01/67	24,705,000	22,348,681
F&M Financial Services Corp. (5.950% to 09/15/24,
then SOFRRATE + 4.840%) (d)(g)	5.950	09/15/29	9,000,000	9,258,124
Family Dollar Stores, Inc.	5.000	02/01/21	112,000	112,761
Federal Realty Investment Trust	2.550	01/15/21	500,000	500,367
FedNat Holding Co.	7.500	03/15/29	17,000,000	17,446,760
Fidelity Federal Bancorp (6.875% to 10/15/23,
then 3 month LIBOR + 3.790%) (d)(g)	6.875	10/15/28	6,500,000	6,889,038
Fidelity Federal Bancorp (6.000% to 11/01/24,
then SOFRRATE + 4.650%) (d)(g)	6.000	11/01/29	7,000,000	7,357,079
Fifth Third Bancorp (3 month LIBOR + 3.129%) (d)(f)	3.349	12/31/20	25,010,000	23,218,784
First Financial Bancorp (5.250% to 05/15/25,
then SOFRRATE + 5.090%) (d)	5.250	05/15/30	3,000,000	3,094,990
Flagstar Bancorp, Inc.	6.125	07/15/21	41,271,000	41,433,398
Flushing Financial Corp. (5.250% to 12/15/21,
then 3 month LIBOR + 3.440%) (d)	5.250	12/15/26	4,030,000	4,071,023
FPL Group, Inc. (3 month LIBOR + 2.0675%) (d)	2.293	10/01/66	9,285,000	8,045,545
General Electric Capital Corp. (3 month LIBOR + 0.380%) (d)	0.605	05/05/26	5,148,000	4,905,925
General Electric Co. (5.000% to 01/21/21,
then 3 month LIBOR + 3.330%) (d)(f)	5.000	01/21/21	46,706,000	41,592,347
Great Southern Bancorp, Inc. (5.250% to 08/15/21,
then 3 month LIBOR + 4.087%) (d)	5.250	08/15/26	6,450,000	6,440,099
Great Southern Bank (5.500% to 06/15/25,
then SOFRRATE + 5.325%) (d)	5.500	06/15/30	2,000,000	2,130,207
Hallmark Financial Services, Inc.	6.250	08/15/29	13,000,000	7,800,000
Hanmi Financial Corp. (5.450% to 03/30/22,
then 3 month LIBOR + 3.315%) (d)	5.450	03/30/27	8,600,000	8,687,445
Hilltop Holdings Inc. (5.750% to 05/15/25, then SOFRRATE + 5.680%) (d)	5.750	05/15/30	8,000,000	8,052,688
Home BancShares Inc. (5.625% to 04/15/22,
then 3 month LIBOR + 3.575%) (d)	5.625	04/15/27	6,083,000	6,209,327
Horizon Bancorp, Inc. (5.625% to 07/01/25,
then SOFRRATE + 5.490%) (d)	5.625	07/01/30	6,000,000	6,058,045
Hospitality Properties Trust	4.250	02/15/21	1,300,000	1,300,000
Hospitality Properties Trust	4.500	03/15/25	720,000	684,000
Hospitality Properties Trust	4.750	10/01/26	3,295,000	3,096,641
Hospitality Properties Trust	4.950	02/15/27	1,549,000	1,477,359
Hospitality Properties Trust	3.950	01/15/28	1,436,000	1,292,400
Howard Bancorp Inc. (6.000% to 12/06/23,
then 3 month LIBOR + 3.020%) (d)(g)	6.000	12/06/28	3,000,000	3,205,545
IDEX Corp.	4.200	12/15/21	4,990,000	5,123,757
Investar Holding Corp. (6.000% to 03/30/22,
then 3 month LIBOR +3.945%) (d)	6.000	03/30/27	500,000	505,871

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
JD.com, Inc.	3.125	04/29/21	300,000	$303,098
Jefferies Group LLC / Jefferies Group Capital Finance Inc.
(4.000% to 01/27/22, then 6.000%) (c)	4.000	01/27/32	750,000	755,659
Jones Lang LaSalle Inc.	4.400	11/15/22	1,008,000	1,070,744
JPMorgan Chase & Co. (3 month LIBOR + 3.320%) (d)(f)	3.545	01/01/21	9,552,000	9,289,320
JPMorgan Chase & Co. (3 month LIBOR + 3.470%) (d)(f)	3.684	01/30/21	9,030,000	8,989,010
JPMorgan Chase & Co. (3 month LIBOR + 3.800%) (d)(f)	4.014	02/01/21	2,000,000	2,011,500
JPMorgan Chase & Co. (4.000% to 04/01/25,
then SOFRRATE + 2.745%) (d)(f)	4.000	04/01/25	5,000,000	4,996,625
Lincoln National Corp. (3 month LIBOR + 2.3575%) (d)	2.580	05/17/66	29,378,000	22,489,153
Lincoln National Corp. (3 month LIBOR + 2.040%) (d)	2.258	04/20/67	25,384,000	18,530,320
Manufacturers & Traders Trust Co. (1 month LIBOR + 1.215%) (d)	1.362	12/28/20	14,988,000	14,996,077
Marathon Petroleum Corp.	5.125	04/01/24	36,647,000	37,478,937
Marriott Int’l., Inc.	3.125	10/15/21	5,000,000	5,057,355
MBIA Inc.	6.400	08/15/22	32,258,000	32,258,000
Medallion Financial Corp. (g)	8.250	03/22/24	10,000,000	10,044,086
Mellon Capital IV (3 month LIBOR + 0.565%, floor 4.000%) (d)(f)	4.000	12/31/20	8,094,000	8,063,647
Meridian Corp. (5.375% to 12/30/24, then SOFRRATE + 3.950%) (d)	5.375	12/30/29	10,000,000	9,999,880
Merrill Lynch & Co. (3 month LIBOR + 0.760%) (d)	1.010	09/15/26	3,870,000	3,811,685
Meta Financial Group, Inc. (5.750% to 08/15/21,
then 3 month LIBOR + 4.630%) (d)	5.750	08/15/26	6,200,000	6,245,123
MetLife, Inc. (3 month LIBOR + 3.575%) (d)(f)	3.825	12/31/20	12,677,000	12,629,461
Metropolitan Bank Holding Corp. (6.250% to 03/15/22,
then 3 month LIBOR + 4.260%) (d)(g)	6.250	03/15/27	2,000,000	2,063,637
Midland States Bancorp, Inc. (5.000% to 09/30/24,
then SOFRRATE + 3.610%) (d)	5.000	09/30/29	5,000,000	5,105,526
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd. (g)	6.500	06/20/27	7,000,000	7,590,625
Minnwest Corp. (5.875% to 07/15/23,
then 3 month LIBOR + 2.980%) (d)(g)	5.875	07/15/28	6,000,000	6,281,577
MM Finished Lots Holdings, LLC (g)	6.500	10/31/23	7,301,526	7,301,526
MM Finished Lots Holdings, LLC (g)	7.250	01/31/24	5,041,498	5,041,498
MPT Operating Partnership, L.P. / MPT Finance Corp.	6.375	03/01/24	27,570,000	28,496,352
National Rural Utilities Cooperative Finance Corp.
(4.750% to 04/30/23, then 3 month LIBOR + 2.910%) (d)	4.750	04/30/43	1,190,000	1,253,189
NBCUniversal Enterprise, Inc. (f)(g)	5.250	03/19/21	10,000,000	10,200,000
Newfield Exploration Co.	5.750	01/30/22	9,575,000	9,914,881
Newport Realty Trust, Inc. (g)	6.250	12/01/24	10,000,000	10,306,413
Newport Realty Trust, Inc.	6.250	12/01/24	1,000,000	1,030,641
NexBank Capital, Inc. (5.500% to 03/15/21,
then 3 month LIBOR + 4.355%) (d)(g)	5.500	03/16/26	18,500,000	18,548,385
NexBank Capital, Inc. (6.375% to 09/30/22,
then 3 month LIBOR + 4.585%) (d)(g)	6.375	09/30/27	5,000,000	5,046,892
Nexteer Automotive Group Ltd. (g)	5.875	11/15/21	1,200,000	1,201,551
Northpointe Bancshares, Inc. (6.000% to 09/30/24,
then SOFRRATE + 4.905%) (d)(g)	6.000	09/30/29	5,000,000	4,921,245
Northpointe Bank (6.875% to 10/01/23,
then 3 month LIBOR + 3.765%) (d)(g)	6.875	10/01/28	5,000,000	5,292,708

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
OceanFirst Financial Corp. (5.250% to 05/15/25,
then SOFRRATE + 5.095%) (d)	5.250	05/15/30	6,000,000	$6,235,215
Office Properties Income Trust	4.150	02/01/22	12,419,000	12,597,204
Office Properties Income Trust	4.250	05/15/24	13,441,000	13,786,360
Office Properties Income Trust	4.500	02/01/25	100,000	103,654
Ohio National Financial Services, Inc. (g)	5.550	01/24/30	5,000,000	5,017,854
Old Second Bancorp, Inc. (5.750% to 12/31/21,
then 3 month LIBOR + 3.850%) (d)	5.750	12/31/26	1,945,000	1,954,182
Opus Bank (5.500% to 07/01/21, then 3 month LIBOR + 4.285%) (d)	5.500	07/01/26	500,000	505,523
Orrstown Financial Services, Inc. (6.000% to 12/30/23,
then 3 month LIBOR + 3.160%) (d)	6.000	12/30/28	1,750,000	1,732,182
Pacific Continental Corp. (5.875% to 06/30/21,
then 3 month LIBOR + 4.715%) (d)	5.875	06/30/26	510,000	514,641
Pacific Premier Bancorp, Inc. (5.375% to 06/15/25,
then SOFRRATE + 5.170%) (d)	5.375	06/15/30	5,000,000	5,258,740
Parkway Bancorp, Inc. (6.000% to 03/31/25,
then 3 month LIBOR + 5.390%) (d)(g)	6.000	03/31/30	10,000,000	10,064,673
Pedcor Bancorp (7.250% to 02/15/24,
then 3 month LIBOR + 4.600%) (d)(g)	7.250	02/15/29	3,000,000	3,205,160
Pershing Road Development Co., LLC (3 month LIBOR + 0.400%) (d)(g)	0.641	09/15/21	60,000	59,550
Pershing Road Development Co., LLC (3 month LIBOR + 0.400%) (d)(g)	0.641	09/15/22	2,738,000	2,703,775
Pershing Road Development Co., LLC (3 month LIBOR + 0.400%) (d)(g)	0.641	09/15/22	1,000,000	987,500
Pershing Road Development Co., LLC (3 month LIBOR + 0.400%) (d)(g)	0.641	09/15/23	3,841,000	3,773,783
Pershing Road Development Co., LLC (3 month LIBOR + 0.400%) (d)(g)	0.641	09/15/23	1,705,000	1,675,163
Pershing Road Development Co., LLC (3 month LIBOR + 0.400%) (d)(g)	0.641	09/15/24	4,799,000	4,679,025
Pershing Road Development Co., LLC (3 month LIBOR + 0.400%) (d)(g)	0.641	09/15/24	1,815,000	1,769,625
Pershing Road Development Co., LLC (3 month LIBOR + 0.400%) (d)(g)	0.641	09/15/25	1,530,000	1,480,275
Pershing Road Development Co., LLC (3 month LIBOR + 0.400%) (d)(g)	0.641	09/15/26	1,415,000	1,358,400
PNM Resources Inc.	3.250	03/09/21	1,230,000	1,238,961
Preferred Bank (6.000% to 06/15/21, then 3 month LIBOR + 4.673%) (d)	6.000	06/15/26	10,240,000	10,430,470
Principal Financial Group, Inc. (3 month LIBOR + 3.044%) (d)	3.265	05/15/55	26,065,000	24,300,399
ProAssurance Corp.	5.300	11/15/23	15,001,000	16,127,544
RBB Bancorp (6.500% to 03/31/21, then 3 month LIBOR + 5.160%) (d)(g)	6.500	03/31/26	2,000,000	2,017,099
RBB Bancorp (6.180% to 12/01/23, then 3 month LIBOR + 3.150%) (d)	6.180	12/01/28	5,000,000	5,275,125
ReadyCap Holdings, LLC (g)	7.500	02/15/22	26,000,000	26,564,328
Reinsurance Group of America, Inc. (3 month LIBOR + 2.665%) (d)	2.915	12/15/65	33,529,000	29,977,944
Reliant Bancorp Inc. (5.125% to 12/15/24, then SOFRRATE + 3.765%) (d)	5.125	12/15/29	10,000,000	10,038,294
Renasant Corp. (5.000% to 09/01/21, then 3 month LIBOR + 3.840%) (d)	5.000	09/01/26	4,100,000	4,131,299
Royal Caribbean Cruises Ltd.	5.250	11/15/22	100,000	98,500
Sandy Spring Bank (5.625% to 09/30/21,
then 3 month LIBOR + 4.409%) (d)	5.625	09/30/26	2,500,000	2,528,232
SBL Holdings, Inc. (g)	5.125	11/13/26	2,406,000	2,277,243
Scripps Networks Interactive, Inc.	3.950	06/15/25	491,000	527,296
Signature Bank New York (4.000% to 10/15/25,
then AMERIBOR RATE + 3.890%) (d)	4.000	10/15/30	4,295,000	4,349,402
Silversea Cruise Finance Ltd. (g)	7.250	02/01/25	27,906,000	28,621,091
Southern National Bancorp of Virginia, Inc. (5.875% to 01/31/22,
then 3 month LIBOR + 3.950%) (d)(g)	5.875	01/31/27	2,000,000	2,058,646

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Southern National Bancorp of Virginia, Inc. (5.400% to 09/01/25,
then SOFRRATE + 5.310%) (d)	5.400	09/01/30	2,000,000	$2,126,950
Southern Star Central Corp. (g)	5.125	07/15/22	6,142,000	6,150,754
Southside Bancshares, Inc. (5.500% to 09/30/21,
then 3 month LIBOR + 4.297%) (d)	5.500	09/30/26	2,060,000	2,106,317
Spend Life Wisely Co., Inc. (5.875% to 03/15/22,
then 3 month LIBOR + 3.742%) (d)(g)	5.875	03/15/27	8,500,000	8,822,258
State Street Corp. (3 month LIBOR + 3.597%) (d)(f)	3.847	03/15/21	5,109,000	5,140,778
Stifel Financial Corp.	3.500	12/01/20	305,000	305,000
Texas State Bankshares, Inc. (5.750% to 06/15/24,
then 3 month LIBOR + 3.550%) (d)(g)	5.750	06/15/29	4,000,000	4,200,002
TransCanada PipeLines Ltd. (3 month LIBOR + 2.210%) (d)	2.431	05/15/67	24,473,000	18,110,020
TriState Capital Holdings, Inc. (5.750% to 05/15/25,
then 3 month LIBOR + 5.360%) (d)	5.750	05/15/30	8,025,000	8,171,058
Truist Financial Corp. (4.800% to 09/01/24, then H15T5Y + 3.003%) (d)(f)	4.800	09/01/24	12,452,000	13,052,311
UTB Financial Holding Co. (6.500% to 09/01/23,
then 3 month LIBOR + 3.620%) (d)(g)	6.500	09/01/28	6,000,000	6,322,367
VeriSign, Inc.	4.625	05/01/23	423,000	427,230
Volunteer State Bancshares, Inc. (5.750% to 11/15/24,
then SOFRRATE + 4.365%) (d)(g)	5.750	11/15/29	9,000,000	8,660,618
Wachovia Capital Trust III (3 month LIBOR + 0.930%,
floor 5.56975%) (d)(f)	5.570	12/31/20	1,025,000	1,036,654
WEC Energy Group, Inc. (3 month LIBOR + 2.1125%) (d)	2.334	05/15/67	870,000	734,303
Wells Fargo & Co. (3 month LIBOR + 0.750%, floor 2.000%,
cap 7.000%) (d)	2.000	01/31/21	150,000	150,251
Western Gas Partners LP	4.500	03/01/28	139,000	140,390
WT Holdings, Inc. (g)	7.000	04/30/23	18,000,000	18,360,000

Residential Mortgage-Backed Securities - 0.2%				5,686,852
COLT Mortgage Loan Trust, Series 2019-1 A2 (g)	3.909	03/25/49	1,779,204	1,790,256
Hawaii Housing Finance & Development Corp.	2.600	07/01/37	249,548	257,034
Minnesota Housing Finance Agency	2.700	09/01/41	1,444,429	1,484,354
Onslow Bay Mortgage Loan Trust, Series 2015-1 1A8 (d)(g)	2.568	11/25/45	8,092	8,101
Onslow Bay Mortgage Loan Trust, Series 2015-1 2A10 (d)(g)	3.119	11/25/45	1,950,149	2,023,172
Sequoia Mortgage Trust, Series 2018-CH1 A11 (d)(g)	3.500	02/25/48	123,105	123,935

Sovereign Bonds - 0.5%				10,906,420
Antares Holdings LP (g)	6.000	08/15/23	4,830,000	4,878,273
Bayerische Landesbank (3 month LIBOR + 1.160% where
(USISDA30 - USISDA02) is greater than -0.250%) (d)	1.394	10/02/21	6,000,000	6,028,147

Taxable Municipal Bonds - 0.5%				10,455,820
California Statewide Communities Development Authority	5.370	06/01/21	140,000	143,038
County of Reeves TX Certs. of Participation	6.125	12/01/20	173,778	173,778
County of Reeves TX Certs. of Participation	6.375	12/01/21	45,000	46,078
Eastern Illinois University	5.700	04/01/21	125,000	125,353
Fannin County TX Public Facility Corp.	5.650	10/01/21	825,000	800,126
Florida State Mid-Bay Bridge Authority	3.784	10/01/21	760,000	770,572

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

Taxable Municipal Bonds (continued)
Guam Gov’t. Business Privilege Tax Revenue	4.383	01/01/22	1,045,000	$1,043,140
New Jersey Sports & Exposition Authority	6.076	03/01/23	275,000	292,003
Pontotoc County OK Educational Facilities Authority	4.119	09/01/23	135,000	140,522
Public Finance Authority WI Student Housing Revenue	4.500	07/01/21	400,000	401,868
San Luis AZ Facility Development Corp.	5.800	05/01/21	1,055,000	1,034,111
San Luis AZ Facility Development Corp.	5.900	05/01/21	980,000	964,369
San Luis AZ Facility Development Corp.	6.100	05/01/22	1,030,000	978,551
San Luis AZ Facility Development Corp.	6.200	05/01/22	1,035,000	976,947
Summit County OH Development Finance Authority	6.250	05/15/26	635,000	636,619
Utah Infrastructure Agency Telecommunications Revenue
and Refunding	3.500	10/15/23	1,890,000	1,928,745

U.S. Government Agency Mortgage-Backed Securities - 7.0%				158,603,090
Fannie Mae Interest Strip, Series 419 C6 (IO)	3.500	05/25/44	5,714,232	792,709
Fannie Mae Pool 890163	5.500	03/01/24	241,414	247,050
Fannie Mae REMIC, Series 2010-2 SG (IO)
(-1.0 times 1 month LIBOR + 6.450%, floor 0.000%, cap 6.450%) (d)	6.300	10/25/39	2,708,538	69,988
Fannie Mae REMIC, Series 2010-102 DB	4.000	06/25/29	417,655	423,937
Fannie Mae REMIC, Series 2011-3 KA	5.000	04/25/40	203,705	216,184
Fannie Mae REMIC, Series 2011-24 PC	4.000	10/25/39	16,802	16,790
Fannie Mae REMIC, Series 2011-136 ES (IO)
(-1.0 times 1 month LIBOR + 6.550%, floor 0.000%, cap 6.550%) (d)	6.400	02/25/41	3,426,475	307,507
Fannie Mae REMIC, Series 2012-14 DS (IO)
(-1.0 times 1 month LIBOR + 6.500%, floor 0.000%, cap 6.500%) (d)	6.350	03/25/42	10,294,809	2,505,411
Fannie Mae REMIC, Series 2012-14 SH (IO)
(-1.0 times 1 month LIBOR + 6.550%, floor 0.000%, cap 6.550%) (d)	6.400	07/25/40	3,070,852	197,017
Fannie Mae REMIC, Series 2012-114 HS (IO)
(-1.0 times 1 month LIBOR + 6.150%, floor 0.000%, cap 6.150%) (d)	6.000	03/25/40	7,654,741	390,828
Fannie Mae REMIC, Series 2012-122 SA (IO)
(-1.0 times 1 month LIBOR + 6.200%, floor 0.000%, cap 6.200%) (d)	6.050	02/25/40	5,338,094	343,370
Fannie Mae REMIC, Series 2013-7 EI (IO)	3.000	10/25/40	10,092,757	631,669
Fannie Mae REMIC, Series 2013-20 CS (IO)
(-1.0 times 1 month LIBOR + 6.150%, floor 0.000%, cap 6.150%) (d)	6.000	03/25/43	4,582,166	622,471
Fannie Mae REMIC, Series 2013-29 Class AI (IO)	2.500	04/25/28	3,732,562	202,337
Fannie Mae REMIC, Series 2013-31 IH (IO)	3.500	02/25/43	4,502,467	375,054
Fannie Mae REMIC, Series 2013-38 CI (IO)	3.000	04/25/28	10,310,033	637,361
Fannie Mae REMIC, Series 2013-66 MK	3.000	09/25/36	133,555	133,659
Fannie Mae REMIC, Series 2013-93 SI (IO)
(-1.0 times 1 month LIBOR + 5.170%, floor 0.000%, cap 5.170%) (d)	5.021	09/25/43	29,039,089	3,193,977
Fannie Mae REMIC, Series 2014-26 KA	4.000	04/25/39	392,712	396,536
Fannie Mae REMIC, Series 2016-64 CI (IO)	3.500	07/25/43	7,696,539	481,614
Fannie Mae REMIC, Series 2019-44 IP (IO)	4.000	09/25/46	5,109,522	301,142
Fannie Mae REMIC, Series 2019-74 WA (d)	12.125	07/25/49	1,356,986	1,709,113
Fannie Mae REMIC, Series 2020-8 WA (d)	12.403	07/25/49	1,356,985	1,719,921
Fannie Mae REMIC, Series 2020-68 ZC	1.000	10/25/50	11,878,505	11,658,236
Fannie Mae REMIC, Series 2020-82 EB	1.250	11/25/50	1,879,496	1,829,681
Freddie Mac Multifamily Structured Pass Through Certificates,
Series K045 X1 (IO) (d)	0.439	01/25/25	179,051,656	2,752,185

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

U.S. Government Agency Mortgage-Backed Securities (continued)
Freddie Mac Multifamily Structured Pass Through Certificates,
Series K050 X1 (IO) (d)	0.321	08/25/25	178,918,602	$2,504,503
Freddie Mac Multifamily Structured Pass Through Certificates,
Series K056 X1 (IO) (d)	1.261	05/25/26	79,345,854	4,608,653
Freddie Mac Multifamily Structured Pass Through Certificates,
Series K060 X1 (IO) (d)	0.072	10/25/26	224,229,613	1,154,379
Freddie Mac REMIC, Series 3848 WL	4.000	04/15/40	111,170	113,387
Freddie Mac REMIC, Series 4002 MI (IO)	4.000	01/15/39	2,971,271	45,012
Freddie Mac REMIC, Series 4050 EI (IO)	4.000	02/15/39	2,055,754	45,108
Freddie Mac REMIC, Series 4060 SJ (IO)
(-1.0 times 1 month LIBOR + 6.650%, floor 0.000%, cap 6.650%) (d)	6.509	02/15/41	3,130,405	328,188
Freddie Mac REMIC, Series 4062 BA	3.500	06/15/38	201,812	201,761
Freddie Mac REMIC, Series 4109 AI (IO)	3.000	07/15/31	14,154,905	863,578
Freddie Mac REMIC, Series 4116 US (IO)
(-1.0 times 1 month LIBOR + 4.600%, floor 0.000%, cap 4.600%) (d)	4.451	10/15/42	7,417,500	1,317,167
Freddie Mac REMIC, Series 4136 IH (IO)	3.500	09/15/27	4,937,497	320,080
Freddie Mac REMIC, Series 4139 EI (IO)	3.000	09/15/31	4,999,526	301,711
Freddie Mac REMIC, Series 4219 AI (IO)	3.500	01/15/43	2,706,583	271,296
Freddie Mac REMIC, Series 4238 Class NS (IO)
(-1.0 times 1 month LIBOR + 6.700%, floor 0.000%, cap 6.700%) (d)	6.559	02/15/42	2,090,314	284,127
Freddie Mac REMIC, Series 4267 CI (IO)	4.000	05/15/39	3,483,637	103,617
Freddie Mac REMIC, Series 4327 A	4.000	02/15/40	51,910	51,933
Freddie Mac REMIC, Series 4328 DA	4.000	01/15/36	1,345,605	1,376,680
Freddie Mac REMIC, Series 4335 AL	4.250	03/15/40	248,509	251,567
Freddie Mac REMIC, Series 4364 SE (IO)
(-1.0 times 1 month LIBOR + 6.700%, floor 0.000%, cap 6.700%) (d)	6.559	12/15/39	4,556,158	219,697
Freddie Mac REMIC, Series 4469 HA (c)	4.250	02/15/39	2,341,629	2,424,073
Freddie Mac REMIC, Series 4504 (IO)	3.500	05/15/42	1,810,211	57,220
Freddie Mac REMIC, Series 4760 IB (IO)	4.000	10/15/42	22,384,318	1,252,823
Freddie Mac REMIC, Series 4764 BA	4.000	06/15/42	269,848	271,867
Freddie Mac REMIC, Series 4765 AB	4.000	06/15/40	87,923	88,233
Freddie Mac REMIC, Series 4770 HJ	4.500	11/15/43	3,326,780	3,373,476
Freddie Mac REMIC, Series 4773 EA	4.000	10/15/42	735,053	742,135
Freddie Mac REMIC, Series 4776 DJ	4.000	04/15/41	38,969	38,952
Freddie Mac REMIC, Series 4830 WA	4.000	04/15/44	586,087	586,835
Freddie Mac REMIC, Series 4848 EA	4.500	08/15/43	826,425	828,145
Freddie Mac REMIC, Series 5041 JH	1.500	11/25/50	1,999,999	1,985,404
Ginnie Mae Pool 78-2071X	7.000	05/15/33	13,591	15,947
Ginnie Mae REMIC Trust, Series 2011-32 NA	4.000	06/20/40	328,062	337,702
Ginnie Mae REMIC Trust, Series 2012-27 (IO) (d)	0.892	04/16/53	34,411,898	792,186
Ginnie Mae REMIC Trust, Series 2013-35 A	1.618	02/16/40	193,219	194,014
Ginnie Mae REMIC Trust, Series 2014-74 CI (IO)	3.000	03/20/39	2,746,601	10,983
Ginnie Mae REMIC Trust, Series 2015-30 A	2.350	05/16/41	816,285	823,523
Ginnie Mae REMIC Trust, Series 2015-81 (IO) (d)	0.577	10/16/56	81,747,056	2,755,195
Ginnie Mae REMIC Trust, Series 2016-51 ID (IO)	4.000	03/20/43	7,796,416	500,464
Ginnie Mae REMIC Trust, Series 2016-137 (IO) (d)	0.850	10/16/56	52,424,878	2,813,874
Ginnie Mae REMIC Trust, Series 2017-24 (IO) (d)	0.824	12/16/56	113,081,041	5,618,454
Ginnie Mae REMIC Trust, Series 2017-104 JI (IO)	4.000	06/20/44	25,073,316	1,120,777
Ginnie Mae REMIC Trust, Series 2017-169 (IO) (d)	0.671	01/16/60	171,181,320	9,346,004

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

	Rate (%)	Maturity Date	Principal Amount	Value
BONDS (continued)

U.S. Government Agency Mortgage-Backed Securities (continued)
Ginnie Mae REMIC Trust, Series 2018-25 (IO) (d)	0.591	02/16/60	142,573,197	$7,366,443
Ginnie Mae REMIC Trust, Series 2019-37 (IO) (d)	0.777	11/16/60	38,937,143	2,768,478
Ginnie Mae REMIC Trust, Series 2019-59 IM (IO)	4.000	12/20/48	950,822	20,948
Ginnie Mae REMIC Trust, Series 2019-59 MI (IO)	4.000	05/20/49	877,420	53,476
Ginnie Mae REMIC Trust, Series 2019-63 (IO) (d)	0.671	12/16/60	101,137,192	6,132,706
Ginnie Mae REMIC Trust, Series 2019-71 IO (IO)	3.500	06/20/49	2,044,555	127,738
Ginnie Mae REMIC Trust, Series 2019-71 IQ (IO)	3.500	06/20/49	1,885,754	65,000
Ginnie Mae REMIC Trust, Series 2019-78 IQ (IO)	4.000	04/20/49	1,620,958	48,338
Ginnie Mae REMIC Trust, Series 2019-78 QI (IO)	4.000	06/20/49	1,464,621	53,437
Ginnie Mae REMIC Trust, Series 2019-94 (IO) (d)	0.892	08/16/61	56,620,725	4,055,901
Ginnie Mae REMIC Trust, Series 2019-118 (IO) (d)	0.829	06/16/61	60,872,294	3,949,035
Ginnie Mae REMIC Trust, Series 2019-122 (IO) (d)	1.013	07/16/61	72,148,723	5,480,749
Ginnie Mae REMIC Trust, Series 2019-124 (IO) (d)	1.024	06/16/61	121,930,354	9,402,123
Ginnie Mae REMIC Trust, Series 2019-136 ES (IO)
(-1.0 times 1 month LIBOR + 6.050%, floor 0.000%, cap 6.050%) (d)	5.904	03/20/48	10,253,193	1,363,116
Ginnie Mae REMIC Trust, Series 2019-139 (IO) (d)	0.745	11/16/61	46,444,628	2,880,737
Ginnie Mae REMIC Trust, Series 2020-20 (IO) (d)	0.911	05/16/61	35,554,768	2,772,383
Ginnie Mae REMIC Trust, Series 2020-31 KS (IO)
(-1.0 times 1 month LIBOR + 6.100%, floor 0.000%, cap 6.100%) (d)	5.954	03/20/50	8,385,200	1,666,473
Ginnie Mae REMIC Trust, Series 2020-40 (IO) (d)	1.208	01/16/62	50,055,376	4,587,295
Ginnie Mae REMIC Trust, Series 2020-44 (IO) (d)	1.230	02/16/62	48,694,393	4,636,130
Ginnie Mae REMIC Trust, Series 2020-47 YI (IO)	2.500	04/20/50	10,614,062	581,646
Ginnie Mae REMIC Trust, Series 2020-49 (IO) (d)	1.192	07/16/62	50,478,507	4,569,915
Ginnie Mae REMIC Trust, Series 2020-58 (IO) (d)	1.091	01/16/62	52,205,548	4,434,820
Ginnie Mae REMIC Trust, Series 2020-123 TZ	1.000	08/20/50	5,016,820	4,936,575
Ginnie Mae REMIC Trust, Series 2020-134 BZ	1.000	09/16/50	3,336,554	3,163,151
Ginnie Mae REMIC Trust, Series 2020-166 BU	1.000	11/20/50	1,000,000	990,000

U.S. Government & Agency Securities - 0.1%				1,821,532
Federal Home Loan Banks	3.125	12/11/20	1,820,000	1,821,532

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

			Shares or
	Rate %	Maturity Date	Principal Amount	Value
SHORT-TERM INVESTMENTS - 6.4%				$145,092,815
(COST $145,092,815)

Money Market Funds - 0.0%^				100,000
First American Government Obligations Fund Class X (a)	0.046		100,000	100,000

U.S. Government & Agency Securities - 6.4%				144,992,815
U.S. Treasury Bills (b)	0.023	12/01/20	20,000,000	20,000,000
U.S. Treasury Bills (b)	0.041	12/03/20	10,000,000	9,999,958
U.S. Treasury Bills (b)	0.043	12/08/20	10,000,000	9,999,893
U.S. Treasury Bills (b)	0.035	12/10/20	10,000,000	9,999,815
U.S. Treasury Bills (b)	0.064	12/22/20	10,000,000	9,999,563
U.S. Treasury Bills (b)	0.078	12/29/20	5,000,000	4,999,763
U.S. Treasury Bills (b)	0.071	12/31/20	10,000,000	9,999,392
U.S. Treasury Bills (b)	0.066	01/05/21	20,000,000	19,998,483
U.S. Treasury Bills (b)	0.074	01/07/21	20,000,000	19,998,612
U.S. Treasury Bills (b)	0.073	01/12/21	20,000,000	19,998,332
U.S. Treasury Bills (b)	0.076	01/26/21	10,000,000	9,999,004

TOTAL INVESTMENTS - 99.5% (COST $2,445,501,111)				2,255,177,112

NET OTHER ASSETS AND LIABILITIES - 0.5%				11,351,770

NET ASSETS - 100.0%				$2,266,528,882

(a)	Rate shown represents the 7-day yield at November 30, 2020.
(b)	Rate shown represents the current yield for U.S. Treasury Bills at November 30, 2020.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. Securities which do not indicate a future coupon rate in their description above are at their final coupon rate at November 30, 2020.
(d)	Variable rate security. Interest rates reset periodically. Interest rate shown reflects the rate in effect at November 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Non-income producing security.
(f)	Perpetual maturity. Date shown represents next contractual call date.
(g)	Security subject to restrictions on resale under federal securities laws and which therefore may only be resold upon registration under the Securities Act of 1933, as amended, or in transactions exempt from registration, including sales to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2020, the aggregate value of these securities was $784,712,434, representing 34.62% of net assets.
(h)	Issuer in default on interest and/or principal repayment.
(i)	Illiquid security at November 30, 2020.
^	Rounds to 0.0%.

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020

Abbreviations:
AMERIBOR	American Interbank Offered Rate
H15T5Y	5-Year Treasury Constant Maturity Rate
IO	Interest Only Security
LIBOR	London Interbank Offered Rate
SOFRRATE	U.S. Secured Overnight Financing Rate
USISDA02	2-Year Dollar ICE Swap Rate
USISDA05	5-Year Dollar ICE Swap Rate
USISDA10	10-Year Dollar ICE Swap Rate
USISDA30	30-Year Dollar ICE Swap Rate

A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
ASA	Allmennaksjeselskap is the Norwegian term for a public limited company.
DAC	Designated Activity Company
PLC	Public Limited Company
Pty. Ltd.	Proprietary Limited Company under Australian law.
REMIC	Real Estate Mortgage Investment Conduit
SRL	Società a responsabilità limitata is the Italian term for a public limited company.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

	Level 1	Level 2	Level 3	Total
Bonds
Asset-backed securities	$–	$319,675,604	$–	$319,675,604
Commercial mortgage-backed securities	–	78,183,495	–	78,183,495
Convertible bonds	–	42,105,048	–	42,105,048
Corporate bonds	–	1,482,646,436	–	1,482,646,436
Residential mortgage-backed securities	–	5,686,852	–	5,686,852
Sovereign bonds	–	10,906,420	–	10,906,420
Taxable municipal bonds	–	10,455,820	–	10,455,820
U.S. government agency mortgage-backed securities	–	158,603,090	–	158,603,090
U.S. government & agency securities	–	1,821,532	–	1,821,532
Total bonds	–	2,110,084,297	–	2,110,084,297
Short-term investments
Money market funds	100,000	–	–	100,000
U.S. government & agency securities	–	144,992,815	–	144,992,815
Total short-term investments	100,000	144,992,815	–	145,092,815
Total investments	$100,000	$2,255,077,112	$–	$2,255,177,112

The Fund did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2020.

For more information on valuation inputs, see financial statement Note 2 - Significant Accounting Policies.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2020

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending
	Expense Ratio	Account Value	Account Value	Expenses Paid
Six-Month Period Ended November 30, 2020	for the Period	06/01/20	11/30/20	During the Period*
LargeCap Fund
Actual	0.99%	$1,000.00	$1,296.65	$5.68
Hypothetical (5% return before expenses)	0.99%	$1,000.00	$1,020.05	$5.00
MidCap Fund
Actual	1.15%	$1,000.00	$1,376.45	$6.83
Hypothetical (5% return before expenses)	1.15%	$1,000.00	$1,019.25	$5.81
Bond Fund
Actual	0.72%	$1,000.00	$1,050.80	$3.69
Hypothetical (5% return before expenses)	0.72%	$1,000.00	$1,021.40	$3.64

*	Expenses are equal to the annualized [net] expense ratio for each Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2020 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Assets
Total investments in securities, at value (a)	$140,919	$50,562	$2,255,177
Cash	65	19	2,050
Due from sale of securities	–	–	2,133
Receivable from fund shares sold	4	–	1,600
Dividends and interest receivable	220	74	22,050
Prepaid expenses	8	5	120
Total assets	141,216	50,660	2,283,130
Liabilities
Due on purchase of securities	–	–	9,999
Payable for fund shares redeemed	5	6	5,268
Accrued expenses payable	30	28	94
Due to Advisor	94	34	1,240
Total liabilities	129	68	16,601
Net assets	$141,087	$50,592	$2,266,529
Net assets consist of
Capital stock ($.001 par value)	$114,723	$39,917	$2,688,671
Total distributable earnings (accumulated deficit)	26,364	10,675	(422,142)
Net assets	$141,087	$50,592	$2,266,529
Net asset value per share
Shares of capital stock outstanding (unlimited
shares authorized)	1,681	3,833	211,294
Offering and redemption price	$83.93	$13.20	$10.73

(a) Cost of investments in securities	$114,471	$38,834	$2,445,501

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2020 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND

Investment income
Interest	$–	$–	$149,505
Dividends	2,492	646	–
Less foreign taxes withheld	(11)	(5)	–
Total investment income	2,481	641	149,505
Expenses
Investment advisory fees	1,122	408	18,035
Shareholder servicing costs	72	28	1,358
Administrative & accounting services fees	119	56	840
Custody fees	11	6	232
Directors fees	27	24	162
Federal & state registration	35	36	109
Professional fees	39	38	84
Interest expense from line of credit (see note 2)	2	1	22
Other expenses	38	29	624
Total expenses	1,465	626	21,466
Less expenses reimbursed by Advisor	(286)	(157)	–
Net expenses	1,179	469	21,466
Net investment income	1,302	172	128,039
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	(989)	(707)	(110,870)
Net unrealized appreciation (depreciation) on investments	19,060	6,579	(168,300)
Net realized and unrealized gain (loss)	18,071	5,872	(279,170)
Increase (Decrease) in net assets
resulting from operations	$19,373	$6,044	($151,131)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2020	2019	2020	2019	2020	2019
Operations
Net investment income	$1,302	$1,159	$172	$155	$128,039	$130,035
Net realized gain (loss) on investments	(989)	2,505	(707)	808	(110,870)	4,037
Net unrealized appreciation (depreciation)
on investments	19,060	12,093	6,579	2,360	(168,300)	38,031
Net increase (decrease) in net assets
resulting from operations	19,373	15,757	6,044	3,323	(151,131)	172,103
Distributions to shareholders
Total distributions to shareholders	(3,502)	(945)	(1,306)	(2,338)	(131,066)	(125,280)
Net increase (decrease) in net assets
resulting from distributions
to shareholders	(3,502)	(945)	(1,306)	(2,338)	(131,066)	(125,280)
Fund share transactions
Proceeds from shares sold	7,694	3,542	4,055	3,765	797,584	1,368,037
Reinvestment of distributions	3,443	910	1,292	2,305	122,456	116,735
Cost of shares redeemed	(14,787)	(12,115)	(4,601)	(6,976)	(2,159,936)	(1,398,167)
Net increase (decrease) in net
assets resulting from fund
share transactions	(3,650)	(7,663)	746	(906)	(1,239,896)	86,605
Total increase (decrease) in net assets	12,221	7,149	5,484	79	(1,522,093)	133,428
Net assets
Beginning of year	128,866	121,717	45,108	45,029	3,788,622	3,655,194
End of year	$141,087	$128,866	$50,592	$45,108	$2,266,529	$3,788,622

Share transactions
Shares sold	135	52	491	333	72,294	119,819
Shares issued in reinvestment of
distributions	46	16	104	243	11,469	10,266
Shares redeemed	(220)	(182)	(433)	(650)	(201,403)	(122,481)
Net increase (decrease) in fund
shares outstanding	(39)	(114)	162	(74)	(117,640)	7,604

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2020

NOTE 1 - ORGANIZATION

Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

VALUATION POLICY AND PROCEDURES - The Funds’ Board of Directors (the “Funds’ Board”) has adopted methods for valuing securities set forth in the Funds’ Pricing Policies and Procedures, including circumstances in which market quotes are not readily available or deemed to be unreliable, and has delegated authority to the Advisor to apply those methods in making fair value determinations, subject to oversight by the Funds’ Board. The Advisor has established a valuation committee that, along with other Advisor employees, administers, implements, and oversees the fair valuation process and makes fair value decisions. The valuation committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services; considers circumstances in the markets which may require it to make or adjust valuation determinations; and reviews previous valuation determinations. The valuation committee reports on its activities and any changes to the fair valuation guidelines to the Funds’ Board.

VALUATION MEASUREMENTS – In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a security within the hierarchy is based upon the pricing transparency of the security and does not necessarily correspond to the Fund’s perceived risk of that security. The inputs used to measure fair value may fall into different levels of the fair valuation hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

SECURITY VALUATION - Each Fund’s equity securities, including common stocks, ADRs, REITs and rights, are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices). If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will generally be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in level 2 of the fair value hierarchy.

Investments in money market mutual funds are generally priced at the ending net asset value provided by the service agent of the funds. These securities will be categorized as level 1 securities.

Fixed-income securities such as corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government and agency securities, sovereign bonds, municipal bonds and commercial paper are typically valued based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Factors considered by pricing services include market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads and fundamental analytical data relating to the issuer. Short-term investments in fixed-income securities (those with remaining maturities of 60 days or less) are generally valued on an amortized cost basis. Fixed-income securities will generally be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Where market quotations are not readily available or are unreliable, a value is determined in good faith pursuant to procedures established by the Funds’ Board. When determining the value of a security, consideration is given to the facts and circumstances relevant to the particular situation, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/ premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method for both book and tax purposes. Gains and losses on paydowns of asset-backed and mortgage-backed securities are reflected in interest income on the Statements of Operations. Payments received for interest-only or “IO” class mortgage securities are included in interest income. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to estimated maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning December 15, 2018. Management has evaluated and adopted ASU 2017-08 and concluded these changes do not have a material impact on the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 5, 2021, used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to 5% of the value of that Fund’s net assets, 33.33% of the value of the Fund’s investments, or any explicit borrowing limits imposed by the LOC, whatever is less. Interest is charged at the prime rate, which was 3.25% as of November 30, 2020. As of November 30, 2020, the limits established are: LargeCap Fund - $6,000,000, MidCap Fund - $2,000,000 and Bond Fund - $130,000,000. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Funds’ Board. The LOC was drawn upon during the year; however, as of November 30, 2020, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate, interest expense, and maximum borrowings incurred by the Funds on the LOC for the fiscal year ended November 30, 2020.

		Average			Date of
	Average	Interest	Interest	Maximum	Maximum
	Balance	Rate	Expense	Borrowing	Borrowing
LargeCap Fund	$51,530	3.66%	$1,918	$2,285,000	03/25/2020
MidCap Fund	$15,525	3.87%	$611	$656,000	12/18/2019
Bond Fund	$618,607	3.44%	$21,636	$44,726,000	03/25/2020

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment advisor) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2020, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements. Other than as described in Notes 3, 5 and 6, there were no additional subsequent events which were deemed to have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for monthly compensation to TIM computed on average daily net assets at the following annual rates:

	First	Over
	$50 Million	$50 Million
LargeCap Fund	1.00%	0.90%
MidCap Fund	1.00%	0.90%
Bond Fund	0.65%	0.60%

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2021 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund - 0.99%, MidCap Fund - 1.15% and Bond Fund - 0.80%. For the fiscal year ended November 30, 2020, the Advisor reimbursed expenses incurred by the LargeCap Fund and the MidCap Fund in the amounts of $286,403 and $156,634, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

As of November 30, 2020, an affiliated shareholder held 11.93% and 19.34% of outstanding shares of the LargeCap Fund and the MidCap Fund, respectively. Transactions by the shareholder may have a material impact on the Funds.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bank Global Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2020, in the following amounts:

Administrative &
Accounting Fees Paid
LargeCap Fund	$42,012
MidCap Fund	$37,804
Bond Fund	$304,618

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate (or not to exceed) the transfer agency

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. Such amounts are recorded within Shareholder servicing costs on each Fund’s Statement of Operations. For the fiscal year ended November 30, 2020, the amounts reimbursed by the Funds to the Advisor were:

Intermediary
Fees Reimbursed
LargeCap Fund	$18,913
MidCap Fund	$3,298
Bond Fund	$936,530

NOTE 4 - PURCHASE AND SALE OF SECURITIES

Investment transactions for the fiscal year ended November 30, 2020 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$30,198,959	$35,995,841	$–	$–
MidCap Fund	$15,245,669	$15,446,768	$–	$–
Bond Fund	$737,677,156	$1,226,214,127	$902,397,311	$1,131,339,647

NOTE 5 – INCOME TAX INFORMATION

At November 30, 2020, the investment cost, aggregate unrealized appreciation and depreciation on investments and other components of distributable earnings for federal income tax purposes were as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Federal tax cost	$114,796,265	$39,186,713	$2,446,178,577

Unrealized appreciation	$40,143,429	$15,760,819	$27,165,398
Unrealized depreciation	(14,020,442)	(4,386,015)	(218,166,863)
Net unrealized appreciation (depreciation)	$26,122,987	$11,374,804	($191,001,465)
Distributable ordinary income	1,301,126	170,601	26,816,285
Distributable long-term capital gains	–	–	–
Post-October losses	(311,779)	–	(376,112)
Capital loss carryforwards	(748,278)	(870,664)	(257,581,170)
Total distributable earnings (accumulated deficit)	$26,364,056	$10,674,741	($422,142,462)

The cost basis of investments for tax and financial reporting purposes differ principally due to wash sales.

Book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged to paid-in capital or distributable earnings, in the period that the differences arise. For the fiscal year ended November 30, 2020, a permanent difference attributable to non-deductible Excise Tax paid, has been reclassified within the components of net assets for the Bond Fund: Distributable earnings $2,152, Paid-in capital ($2,152). These reclassifications have no impact on net assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

The tax basis post-October losses as of November 30, 2020 and capital loss carryforward as of November 30, 2020, which are not being recognized for tax purposes until the first day of the following fiscal year, are as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Post-October losses
Short-term	$28,894	$–	$–
Long-term	(340,673)	–	(376,112)
Total Post-October losses	($311,779)	$–	($376,112)
Net capital loss carryforward
Short-term	($748,278)	($870,664)	($51,620,105)
Long-term	–	–	(205,961,065)
Total capital loss carryforward	($748,278)	($870,664)	($257,581,170)

Capital losses are carried forward indefinitely and are available to offset future net realized gains, to the extent permitted by the Internal Revenue Code.

The tax components of distributions paid during fiscal years ended November 30, 2020 and November 30, 2019 are as follows:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Fiscal year ended November 30, 2020
Distributions paid from
Ordinary income	$1,578,138	$155,807	$131,065,684
Long-term capital gains	1,923,289	1,149,402	–
Total distributions paid	$3,501,427	$1,305,209	$131,065,684

Fiscal year ended November 30, 2019
Distributions paid from
Ordinary income	$945,393	$201,013	$125,280,042
Long-term capital gains	–	2,137,435	–
Total distributions paid	$945,393	$2,338,448	$125,280,042

The following distributions were declared on December 21, 2020, payable to shareholders on December 22, 2020:

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Ordinary income distributions
Amount	$1,302,301	$171,632	$37,228,500
Per share	$0.78	$0.05	$0.18
Long-term capital gains distributions
Amount	$–	$–	$–
Per share	$–	$–	$–

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

NOTE 6 – CORONAVIRUS (COVID-19) PANDEMIC
Since March 2020, as a result of issues related to and arising from the COVID-19 coronavirus, markets have experienced very high levels of volatility and generally stressed conditions. Businesses across most sectors have experienced significant challenges to their revenues and business, which could lead to widespread defaults on outstanding corporate debt or make it difficult for businesses to continue as a going concern. Many governments--federal, state, local, and non-United States--have imposed limitations on businesses and intervened in markets in an effort to ensure they continue to function. It is unclear how long these conditions will continue. These current market conditions (as well as market conditions arising from similar pandemics) are likely to amplify the other risks to which the Funds are subject. They also subject each Fund to a variety of unknown risks, including the risk that government actions and intervention in the markets distort which businesses emerge successfully from these conditions and which do not or that they unintentionally exacerbate these conditions.

NOTE 7 – LIBOR DISCONTINUATION RISK
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”) which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Bond Fund or the financial instruments in which the Bond Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Bond Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

NOTE 8 – SECTOR RISK
If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2020, the LargeCap Fund had 25.0% of the value of their net assets invested within the Information Technology sector.

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

LARGECAP FUND	Year Ended November 30,
	2020	2019	2018	2017	2016
Per share operating performance
Net asset value, beginning of period	$74.93	$66.36	$65.77	$57.48	$50.72
Income from investment operations
Net investment income	0.78	0.68	0.55	0.37	0.47
Net realized and unrealized gains (losses)
on investments	10.29	8.41	0.59	8.38	6.64
Total from investment operations	11.07	9.09	1.14	8.75	7.11
Less distributions
Distributions from net investment income	(0.60)	(0.52)	(0.45)	(0.46)	(0.35)
Distributions from net realized gains	(1.47)	–	(0.10)	–	–
Total distributions	(2.07)	(0.52)	(0.55)	(0.46)	(0.35)
Net asset value, end of period	$83.93	$74.93	$66.36	$65.77	$57.48
Total return	15.08%	13.93%	1.72%	15.32%	14.16%
Ratios and supplemental data
Net assets, end of period (millions)	$141.1	$128.9	$121.7	$129.0	$117.5
Ratios to average net assets:
Ratios of expenses	0.99%	1.03%	1.05%	1.10%	1.13%
Ratio of expenses without reimbursement	1.23%	1.23%	1.21%	1.22%	1.25%
Ratio of net investment income	1.09%	0.96%	0.80%	0.59%	0.90%
Ratio of net investment income
without reimbursement	0.85%	0.76%	0.64%	0.47%	0.78%
Portfolio turnover rate	25%	24%	29%	89%	32%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

MIDCAP FUND	Year Ended November 30,
	2020	2019	2018	2017	2016
Per share operating performance
Net asset value, beginning of period	$12.29	$12.02	$13.73	$12.53	$12.07
Income from investment operations Net investment income	0.04	0.04	0.03	0.01	0.01
Net realized and unrealized gains (losses) on investments	1.23	0.93	(0.75)	1.78	1.45
Total from investment operations	1.27	0.97	(0.72)	1.79	1.46
Less distributions Distributions from net investment income	(0.04)	(0.03)	(0.01)	(0.01)	–(a)
Distributions from net realized gains	(0.32)	(0.67)	(0.98)	(0.58)	(1.00)
Total distributions	(0.36)	(0.70)	(0.99)	(0.59)	(1.00)
Net asset value, end of period	$13.20	$12.29	$12.02	$13.73	$12.53
Total return	10.56%	9.78%	(5.85% )	14.78%	13.82%
Ratios and supplemental data
Net assets, end of period (millions)	$50.6	$45.1	$45.0	$50.9	$43.8
Ratios to average net assets: Ratios of expenses	1.15%	1.15%	1.15%	1.20%	1.25%
Ratio of expenses without reimbursement	1.53%	1.53%	1.42%	1.44%	1.50%
Ratio of net investment income	0.42%	0.37%	0.19%	0.06%	0.06%
Ratio of net investment income (loss) without reimbursement	0.04%	(0.01% )	(0.08% )	(0.18% )	(0.19% )
Portfolio turnover rate	37%	34%	30%	29%	34%

(a)	Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

BOND FUND	Year Ended November 30,
	2020	2019	2018	2017	2016
Per share operating performance
Net asset value, beginning of period	$11.52	$11.38	$11.45	$11.22	$10.98
Income from investment operations Net investment income	0.52	0.40	0.36	0.35	0.49
Net realized and unrealized gains (losses) on investments	(0.83)	0.13	(0.09)	0.27	0.26
Total from investment operations	(0.31)	0.53	0.27	0.62	0.75
Less distributions Distributions from net investment income	(0.48)	(0.39)	(0.34)	(0.39)	(0.51)
Distributions from net realized gains	–	–	–	–	–
Total distributions	(0.48)	(0.39)	(0.34)	(0.39)	(0.51)
Net asset value, end of period	$10.73	$11.52	$11.38	$11.45	$11.22
Total return	(2.60% )	4.70%	2.37%	5.57%	7.05%
Ratios and supplemental data
Net assets, end of period (millions)	$2,266.5	$3,788.6	$3,655.2	$2,620.6	$2,020.5
Ratios to average net assets: Ratios of expenses	0.72%	0.71%	0.71%	0.71%	0.72%
Ratio of net investment income	4.27%	3.49%	3.21%	3.01%	4.16%
Portfolio turnover rate	38%	53%	39%	43%	20%

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson IM Funds, Inc., comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”), as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 25, 2021

DIRECTORS AND OFFICERS (Unaudited)
Information as of December 31, 2020

Name and Birth Date	Position(s) Held with Thompson IM Funds, Inc. and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Independent Directors
George E. Austin Birth date: 9/15/52	Director since 2011	●President of AVA Civic Enterprises Inc. (consulting firm), since 2011 ●Director of W. Jerome Frautschi Foundation Inc. (private foundation), since 2012; President from 1998 to 2012 ●Director of the Home Savings Bank since 1998 ●Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None
Cornelia Boyle Birth date: 9/23/53	Director since 2015	●Currently retired ●Director of North Track Funds, Inc. (investment company) from 2003 to 2009 ●Trustee of Ziegler Exchange Traded Trust (investment company) from 2005 to 2009 ●Executive Vice President and Chief Operations Officer, AIG Sun America Retirement Markets, Inc. (distribution and marketing company for variable annuity and retirement products) from 2000 to 2003 ●Executive Vice President, Fidelity Investments from 1996 to 2000	3	None
Patricia Lipton Birth date: 12/9/42	Chairman since 2018 Director since 2007	●Currently retired ●Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 ●Assistant Executive Director, SWIB from 1982 to 1989 ●Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None
Joyce Minor Birth date: 5/1/66	Director since 2019	●Professor of Economics, Macalester College, since 2008 ●Senior Vice President, Equity Research, Lehman Brothers (investment bank), 1996-2004 ●Vice President, Equity Research, Duff & Phelps (financial advisory and consultancy firm), 1994-1996	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
Information as of December 31, 2020

Name and Birth Date	Position(s) Held with Thompson IM Funds, Inc. and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Interested Directors and Officers
Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Chief Executive Officer since 2015 President since 2020	●Chief Executive Officer of Thompson Investment Management (“TIM”) since 2015 ●President of TIM since 2020 ●Corporate Secretary of TIM from 2004 to 2020 ●Portfolio Manager of TIM since 2007 ●A Chartered Financial Analyst	3	None
James T. Evans Birth date: 6/6/75	Vice President since 2009	●Chief Investment Officer of TIM since 2009 ●Portfolio Manager of TIM since 2008 ●Managing Director of Nakoma Capital Management from 2000 to 2005 ●A Chartered Financial Analyst	N/A	N/A
Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	●Vice President of TIM since 2004 ●Corporate Secretary of TIM since 2020 ●Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A
Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006	●Chief Compliance Officer of TIM since 2006 ●Director of Business Development of TIM from 2004 to 2006 and since 2010 ●Director of Business Development of TPA from 1998 to 2003	N/A	N/A
Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	●Fund Accounting and Administration at TIM since 2004 ●Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A
Sarah M. Baumgartner Birth date: 2/21/84	Assistant Secretary since 2012	●Fund Accounting and Administration at TIM since 2007	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 1255 Fourier Dr., Suite 200, Madison WI 53717.

(1) Officers of the Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) Jason L. Stephens is an “interested person” of the Company by virtue of his position with the Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS, INC.

Investment Advisor
Thompson Investment Management, Inc.
1255 Fourier Drive, Suite 200
Madison, Wisconsin 53717

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ Forms N-PORT are also available without charge, upon request, by calling 1-800-999-0887.

(b) (b)Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable because notice does not contain disclosure specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. George Austin, a director of the Registrant since 2011, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Austin holds a Bachelor of Business Administration degree, majoring in finance, and a Master of Science degree in Business, both from the University of Wisconsin-Madison. He previously served as the chair of the audit committee of Home Savings Bank, a mutual savings institution on whose board he has served since 1998. He also has professional experience leading all aspects, including financial, of a number of major public-private civic projects as well as experience overseeing the response to independent financial and management audits.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen & Company, Ltd., the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2019	2020
Audit Fees(1)	$41,500.00	$41,500.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$50,500.00	$50,500.00
___________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2019 and 2020, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

2

Cohen & Company, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to Shareholders dated as of November 30, 2020 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)

Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 13. Exhibits.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 1st day of February 2021.

THOMPSON IM FUNDS, INC.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 1st day of February 2021.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer (Principal Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

5